UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09973

Excelsior Venture Investors III, LLC

(Exact name of registrant as specified in charter)

    225 High Ridge Road
Stamford, CT  06905

(Address of principal executive offices) (Zip code)

James D. Bowden
Bank of America Capital Advisors LLC
100 Federal Street
Boston, MA  02110

 (Name and address of agent for service)

Registrant's telephone number, including area code: 1-866-921-7951

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

Venture Investors III, LLC

ANNUAL REPORT

October 31, 2009

Excelsior Venture Investors III, LLC

(Unaudited Information)

Dear Members,

We are pleased to present the 2009 annual report for Excelsior Venture Investors III, LLC (the “Fund”) for the fiscal year ended October 31, 2009. The Fund has invested in Excelsior Venture Partners III, LLC (the “Portfolio”), and information about the Portfolio is provided below.

At the end of the Fund’s fourth quarter, which ended on October 31, 2009, the Portfolio held 4 direct active investments valued at approximately $12.4 million and 9 limited partnership (“LP”) investment commitments valued at approximately $14.2 million. On October 31, 2009, the Portfolio’s net asset value (“NAV”) stood at $113.35 per unit, down from its $136.44 per unit at October 31, 2008. The decrease in the Portfolio’s net asset value resulted principally from a net decrease in net assets from operations of ($16.09) per unit and distributions of ($7.00) per unit to unit holders. The Portfolio currently holds two high-potential deals which we expect to manage over the next few years. The Portfolio’s private, public and third-party investments are summarized herein starting on page 3.

Please find below some excerpts from the National Venture Capital Association (“NVCA”) that we find useful in understanding the venture capital investing environment.

Venture Capital Fundraising:

Seventeen venture capital funds raised $1.6 billion dollars for the quarter ended September 30, 2009. This level represents the smallest number of venture funds raising money in a single quarter since the third quarter of 1994 when 17 funds were also raised and the lowest level of dollars committed since the first quarter of 2003 when $938 million was raised. Thirteen of the seventeen funds raised during the period were follow-on funds with the remaining first time funds.

Venture Capital Exits:

There were three venture-backed IPOs valued at $572.1 million in the current quarter and eight venture-backed IPOs in the first three quarters of 2009. Sixty-two venture-backed mergers and acquisitions (“M&A”) were completed during the three months ended September 30, 2009. These transactions represent a 3.1% reduction in number of M&A deals compared to prior quarter. The total M&A values decreased by $1.4 billion from prior quarter. Average M&A deal size decreased from $197.7 million to $57.5 million.

Venture Capital Performance:

Venture Capital Fundraising decreased in the current quarter. The exit environment for venture backed companies is in crisis. Despite the declining investment activity, amounts invested are still within historical norms. The impact of declining exit values will begin to affect performance numbers but are relatively stable for the time being.

Below is the US Venture Capital Index Returns through June 30, 2009:

	1 Yr	3 Yr	5 Yr	10 Yr	20 Yr
Venture – 3/31/09	-17.5%	1.3%	5.8%	26.2%	22.5%
Venture – 6/30/09	-17.1%	1.3%	5.7%	14.3%	22.7%
NASDAQ – 3/31/09	-32.9%	-13.2%	-5.2%	-4.7%	6.8%
NASDAQ – 6/30/09	-20.0%	-5.5%	-2.2%	-3.7%	7.5%
S&P 500 – 3/31/09	-38.1%	-13.1%	-4.8%	-3.0%	7.4%
S&P 500 – 6/30/09	-26.2%	-8.2%	-2.2%	-2.2%	7.8%

Source: Cambridge Associates LLC

1

The following is a summary of the Fund’s proportionate share of the Portfolio’s investments.

Fund Portfolio of Investments
October 31, 2009

*	This amount represents money market instruments and other cash equivalents held to fund follow-on investments in Private Companies, to meet contractual commitments to Private Investment Funds and operation expense requirements of the Portfolio and the Fund.

Percentages are derived by taking each of the Portfolio’s investment’s fair value within an industry divided by the Portfolio’s investments; thus percentages are not based on the net asset value of the Portfolio or the Fund.

NOTE:  This table reports the Fund’s proportionate share of the Portfolio’s investments.

2

Investments Held — Private Companies

Archemix Corporation (“Archemix”)

Description: Archemix is a biopharmaceutical company leading the development of aptamers as a new class of directed therapeutics for the prevention and treatment of chronic and acute disease. Aptamers can be used in a wide range of disease areas, including many of those currently addressed by protein-based therapeutics, and can be produced quickly and economically. With a portfolio of over 300 patents and patent applications, Archemix holds the key to the development of aptamer technology and its implications for the pharmaceutical industry. Archemix is focused on using its expertise to aggressively pursue drug discovery and development in a variety of areas. As of October 31, 2009, the Company has invested $2.7 million in Archemix and values its investment at $2.0 million.

2009 Activity and Outlook: In May of 2009, Archemix hired Ken Bate as President and CEO, the former CEO of NitroMed, Inc. Mr. Bate has more than two decades of leadership experience in the biotechnology industry. Archemix has advanced its lead program into hematology and is developing aptamer product candidates for rare hematological diseases. There is the potential that Archemix will have to shelve its most advanced aptamer which would put it back in the early stages of clinical trials. This investment has been written down 25% from the previous quarter based on Archemix choosing to focus on compounds that are still early in the development stage. This write down is consistent with a co-investors valuation.

Ethertronics, Inc. (“Ethertronics”)

Description: Ethertronics designs and manufactures the industry’s only Isolated Magnetic DipoleTM (“IMD”) internal antennas for wireless devices. Used in cellular and wireless LAN applications — phones, notebooks, LAN cards, PDAs, Bluetooth devices and GPS receivers — IMD antennas provide longer-range, increased signal strength and improved voice/data quality inside buildings, particularly in noisy environments and in fringe network coverage areas. As of October 31, 2009, the Company has invested $10.3 million in Ethertronics and values its investment at $10.3 million.

2009 Activity and Outlook: In 2009, Ethertronics met key sales, operations and cash flow goals set by the investors and board. Ethertronics has become a key supplier to top tier vendors like Amoi, Casio, Compal, HP, Lenovo, Mobicom, Samsung, Symbol/Motorola and Techfaith. Ethertronics has been performing well and is working to become a foremost supplier in the industry. Ethertronics has enough cash to sustain itself and revenues are up. Ethertronics has succeeded in its prior year plan to generate meaningful revenues and cash flows.

SOA Software, Inc. (“SOA” f/k/a LogicLibrary, Inc.)

Description: SOA Software is a leading provider of unified governance automation products that enable organizations to successfully plan, build, and run enterprise services. The world’s largest companies including Bank of America, Verizon, and Pfizer use SOA Software solutions to transform their business. As of October 31, 2009, the Company has invested $5.7 million in SOA and values its investment at zero. As the Company’s equity position in SOA is junior to other preferred shareholders, despite some positive news SOA is valued at zero.

2009 Activity and Outlook: The merger between SOA and LogicLibrary, Inc. was successfully completed in May 2008. While SOA Software has outstanding run-time or operationally focused service-orientated architecture governance solution, the addition of LogicLibrary, Inc.’s core strength in development and design time governance will expand their product suite. With the addition of Logidex, the combined company can offer differentiated governance solutions that start with Planning Governance (Logidex) flows to LifeCycle Governance (Logidex and Workbench) and finally Run-time Governance (Service Manager). The combination of these products creates a broad and integrated governance suite that can be managed from a single focal point. The company has several strategic initiatives underway to ensure the SOA can continue to grow during this difficult financing environment. The company has produced a conservative business plan for 2010, which delivers growth, whilst maintaining cash levels of least $4m.

Recorders and Medicare Systems (P) Ltd. (“Recorders and Medicare” f/k/aTensys Medical, Inc.)

Description: RMS acquired Tensys Medical in December 2008. RMS is a market leader in India for neurological, electro-neuropsychological and pulmonary diagnostic equipment. As of October 31, 2009, the Company has invested $0.38 million in Recorders and Medicare and values its investment at zero. As the Company’s equity position in Recorders and Medicare is junior to other preferred shareholders, despite some positive news Recorders and Medicare is valued at zero. Visit www.rmsindia.com for more information on this company.

Exits

The Portfolio liquidated its interest in twelve of its portfolio companies since inception. As a result of these exits, the Portfolio realized proceeds of $64.0 million. Total cost for these twelve companies was $65.7 million.

3

Investments Held — Third Party Investment Funds

Advanced Technology Ventures VII, L.P. (“ATV”) is a $700 million venture capital fund targeting multi-stage information technology, communications and life sciences companies. As of October 31, 2009, ATV has drawn approximately $2.6 million of the Portfolio’s $2.7 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.9 million.

Burrill Life Sciences Capital Fund (“Burrill”) is a $200 million venture capital fund established to invest primarily in innovative, early-stage life science venture opportunities. As of October 31, 2009, Burrill has drawn approximately $2.7 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.7 million.

CHL Medical Partners II, L.P. (“CHL”) is a $125 million venture capital fund targeting start-up and early-stage medical technology and life sciences companies. As of October 31, 2009, CHL has drawn 100% of the Portfolio’s $2.0 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.2 million.

CMEA Ventures VI, L.P. (“CMEA”) is a $100 million venture capital fund targeting both early life science and information technology companies. As of October 31, 2009, CMEA has drawn approximately $2.7 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus net distributions) of this investment was $2.7 million.

Morgenthaler Venture Partners VII, L.P. (“Morgenthaler”) is an $850 million venture capital fund targeting multi-stage information technology, communications and health care companies. As of October 31, 2009, Morgenthaler has drawn approximately $2.9 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.2 million.

Prospect Venture Partners II, L.P. (“Prospect”) is a $500 million venture capital fund targeting multi-stage life sciences companies. As of October 31, 2009, Prospect has drawn approximately $2.7 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.1 million.

Sevin Rosen IX, L.P. (“Sevin Rosen”) is a top-tier early-stage venture capital firm, which closed a $305 million venture capital fund dedicated to early-stage technology investments. As of October 31, 2009, Sevin Rosen has drawn approximately $2.6 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.7 million.

Tallwood II, L.P. (“Tallwood”) is a $150 million venture capital fund established to invest in attractive, early-stage growth companies possessing leading-edge technology in the semiconductor industry. As of October 31, 2009, Tallwood has drawn 100% of the Portfolio’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.2 million.

Valhalla Partners, L.P. (“Valhalla”) is a $200 million venture capital fund established to invest in attractive early-stage venture capital investments in information technology companies in the Mid-Atlantic region. As of October 31, 2009, Valhalla has drawn approximately $2.7 million of the Portfolio’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus net distributions) of this investment was $1.6 million.

4

The Portfolio continues to monitor the progress of the Portfolio's investments in light of the current economic environment. While our short-term outlook for liquidity appears challenging, there is still value in the investments the Portfolio owns. Thus, the Portfolio's commitment to maximize the value from the investments is our highest priority. Lastly, the Portfolio is managing the liquidity it possesses in a judicious manner in light of the challenging financing environment and intends to dedicate its resources to those opportunities that possess the greatest potential.

Respectfully submitted,

/s/ James D. Bowden James D. Bowden Chief Executive Officer and President	/s/ Steve L. Suss Steve L. Suss Chief Financial Officer and Treasurer

I, James D. Bowden and Steve L. Suss, on behalf of Alternative Investments, certify that the views expressed in these materials accurately reflect our personal views about the subject securities and issuers and that no part of our compensation was, is or will be related to the specific recommendations or views contained in these materials.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any security, investment, or fund, nor does it contend to address the financial objectives, situation or specific needs of any individual reader. Likewise, the information presented does not constitute, and should not be construed as, investment advice or recommendations with respect to the securities mentioned. Additional information is available upon request. Past performance is no guarantee of future results.

5

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of
Excelsior Venture Investors III, LLC:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Venture Investors III, LLC (the“Fund”) at October 31, 2009, the results of its operations, the changes in its net assets, the cash flows and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as“financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The financial highlights of the Fund as of October 31, 2006 and 2005, and for each of the periods then ended, were audited by other auditors whose report dated December 21, 2006 expressed an unqualified opinion on those statements.

As explained in Note 1, the financial statements include an investment held by the Fund valued at $21,243,047 (99% of the Fund's net assets) at October 31, 2009, the values of which have been fair valued by the Investment Manager, under the general supervision of the Board of Managers, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the investment existed, and the differences could be material.

As explained in Note 7, a plan of liquidation and dissolution of the Fund was approved by a majority of Members on December 10, 2009.

December 28, 2009

6

Excelsior Venture Investors III, LLC
Portfolio of Investments
October 31, 2009

Units		Fair Value (Note 2)	% of Net Assets ***
	Investment Partnership
187,409	Excelsior Venture Partners III, LLC	$21,243,047	98.76%
	TOTAL INVESTMENT	21,243,047	98.76%
	OTHER ASSETS & LIABILITIES (NET)	265,639	1.24%
	NET ASSETS	$21,508,686	100.00%

***	Calculated as fair value divided by the Fund’s Net Assets.

The accompanying notes are an integral part of these Financial Statements.

7

Excelsior Venture Investors III, LLC
Statement of Assets and Liabilities
October 31, 2009

ASSETS:
Investment in Excelsior Venture Partners III, LLC at fair value (Note 2)	$21,243,047
Cash and cash equivalents	210,865
Prepaid expenses	57,991
Total Assets	21,511,903
LIABILITIES:
Distribution payable	3,150
Management fees payable (Note 3)	67
Total Liabilities	3,217
NET ASSETS	$21,508,686
NET ASSETS consists of: (Note 2)
Members’ Contributions*	$94,640,601
Members’ Distributions	(25,815,549)
Inception-to-date realized (loss) and net investment (loss)	(40,727,161)
Accumulated unrealized (depreciation) on investments	(6,589,205)
Total Net Assets	$21,508,686
Units of Membership interests outstanding (no par value, 400,000 authorized)	189,809
NET ASSET VALUE PER UNIT	$113.32

*	Members' Contributions consist of contributions from Members net of offering costs charged to Members.

The accompanying notes are an integral part of these Financial Statements.

8

Excelsior Venture Investors III, LLC
Statement of Operations
For the year ended October 31, 2009

NET INVESTMENT (LOSS) ALLOCATED FROM PORTFOLIO: (NOTE 2)
Interest income	$5,415
Dividend income	2,439
Expenses	(698,432)
Net investment (loss) allocated from Portfolio	(690,578)
FUND INVESTMENT INCOME:
Interest Income	259
Total Fund investment income	259
FUND EXPENSES:
Administration fees (Note 3)	151,533
Tax preparation fees (Note 3)	91,142
Audit fees	45,500
Printing fees	19,596
Custody fees	7,097
Board of Managers' fees (Note 3)	7,000
Management fees (Note 3)	131
Total Fund expenses	321,999
NET INVESTMENT (LOSS)	(1,012,318)
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO: (NOTE 2)
Net realized (loss) on investments	(13,856,520)
Net decrease in unrealized depreciation on investments	11,531,571
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO	(2,324,949)
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,337,267)
Weighted average units outstanding	189,809
Net (decrease) in net assets resulting from operations per unit	$(17.58)

The accompanying notes are an integral part of these Financial Statements.

9

Excelsior Venture Investors III, LLC
Statements of Changes in Net Assets

	Year Ended October 31, 2009	Year Ended October 31, 2008
OPERATIONS:
Net investment (loss)	$(1,012,318)	$(893,343)
Net realized (loss)/gain on investments	(13,856,520)	7,395,685
Net decrease/(increase) in unrealized depreciation on investments	11,531,571	(13,723,504)
Net (decrease) in net assets resulting from operations	(3,337,267)	(7,221,162)
DISTRIBUTIONS:
Distributions to Members	(949,045)	(13,191,726)
Net (decrease) in Net Assets	(4,286,312)	(20,412,888)
NET ASSETS:
Beginning of year	25,794,998	46,207,886
End of year	$21,508,686	$25,794,998

The accompanying notes are an integral part of these Financial Statements.

10

Excelsior Venture Investors III, LLC
Statement of Cash Flows
For the year ended October 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (decrease) in net assets resulting from operations	$(3,337,267)
Adjustments to reconcile net (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net investment loss allocated from the Portfolio	690,578
Net realized loss on investment allocated from the Portfolio	13,856,520
Net (decrease) in unrealized depreciation on investments allocated from the Portfolio	(11,531,571)
Distributions from investment in the Portfolio	1,311,863
(Increase) in prepaid expenses	(57,991)
Decrease in other assets	121
(Decrease) in administration fees payable	(19,167)
(Decrease) in tax preparation fees payable	(9,363)
(Decrease) in audit fees payable	(30,250)
(Decrease) in Board of Managers' fees payable	(10,000)
(Decrease) in legal fees payable	(10,149)
(Decrease) in custody fees payable	(3,348)
Increase in management fees payable	11
(Decrease) in miscellaneous expenses payable	(18,009)
Net cash provided by operating activities	831,978
CASH FLOWS FOR FINANCING ACTIVITIES
Distributions:
Distributions to Members declared and paid	(949,045)
Increase in distribution payable to Members	3,150
Net cash (used in) financing activities	(945,895)
Net (decrease) in cash	(113,917)
Cash and cash equivalents at beginning of year	324,782
Cash and cash equivalents at end of year	$210,865

The accompanying notes are an integral part of these Financial Statements.

11

Excelsior Venture Investors III, LLC
Financial Highlights — Selected Per Unit Data and Ratios

	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005
Per Unit Operating Performance: (1)
NET ASSET VALUE, BEGINNING OF YEAR	$135.90	$243.44	$252.88	$313.54	$389.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)	(5.33)	(4.71)	(3.37)	(3.31)	(5.34)
Net realized and unrealized (loss)/gain on investments	(12.25)	(33.33)	18.93	(57.35)	(35.27)
Net (decrease)/increase in Net Assets resulting from Operations	(17.58)	(38.04)	15.56	(60.66)	(40.61)
Total Distributions to Members:	(5.00)	(69.50)	(25.00)	—	(35.00)
NET ASSET VALUE, END OF YEAR	$113.32	$135.90	$243.44	$252.88	$313.54
TOTAL NET ASSET VALUE RETURN	(13.16)%	(15.86)%	7.15%	(19.35)%	(11.43)%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Year (000’s)	$21,509	$25,795	$46,208	$47,999	$59,513
Ratios to Average Net Assets: (2)
Gross expenses	4.32%	2.77%	2.48%	2.61%	2.73%
Net expenses	4.32%	2.77%	2.48%	2.61%	2.73%
Net investment (loss)	(4.28)%	(2.13)%	(1.43)%	(1.15)%	(1.49)%
Portfolio Turnover Rate (3)	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Selected data for a unit of membership interest outstanding throughout each year.
(2)	Ratios include income and expenses from both the Portfolio and the Fund. Income and expense ratios do not reflect the Portfolio’s proportionate share of net investment income/(loss) and expenses, including any performance-based fees, of the private investment funds that the Portfolio is invested into (the “Private Investment Funds”). The Private Investment Funds’ expense ratios have been obtained from audited financial statements for the period ended December 31, 2008, but are unaudited information in these Financial Statements.
The range for these ratios is given below:

Private Investment Funds' Ratios	Ratio Range
Expense excluding incentive carried interest	1.99% – 4.10%
Incentive Carried interest	(3.80)% – 0.04%
Expenses plus incentive carried interest	0.30% – 3.85%

The Private Investment Funds' management fees range from 2.00% to 2.50% on committed capital during the initial investment period and typically decrease over time as the Private Investment Funds seek to exit investments. The Private Investment Funds' incentive fees range from 20% to 25% of profit generated by the Private Investment Funds.

(3)	Calculations of Portfolio Turnover rate excludes distributions from the Portfolio.

The accompanying notes are an integral part of these Financial Statements.

12

EXCELSIOR VENTURE INVESTORS III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2009

Note 1 — Organization

Excelsior Venture Investors III, LLC (the “Fund”) is a non-diversified, closed-end management investment company which has registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on June 1, 2000. The Fund commenced operations on April 6, 2001. The Fund sold 189,809 units via a public offering which closed on May 11, 2001.

The Fund intends to achieve its investment objective of long-term capital appreciation by investing its assets primarily in Excelsior Venture Partners III, LLC (the “Portfolio”), a separate, closed-end, non-diversified investment company that has elected to be treated as a business development company or “BDC” under the Investment Company Act. The Fund and Portfolio share substantially the same investment objectives and policies. The duration of the Fund is ten years (subject to two 2-year extensions) from the final subscription closing which occurred on May 11, 2001, at which time the affairs of the Fund will be wound up and its assets distributed pro-rata to its Members.

Note 2 — Significant Accounting Policies

A.  Basis of Presentation and Use of Estimates:

Costs incurred in connection with the initial offering of units of the Fund during the period ended October 31, 2001 totaled $263,899. Each member’s (“Member’s”) pro rata share of these costs was deducted from their initial capital contribution.

The following is a summary of the Fund’s significant accounting policies. Such policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies and are consistently followed in the preparation of the financial statements. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and the differences could be material.

The performance of the Fund is directly affected by the performance of the Portfolio, and the accounting policies of the Portfolio (such as valuation of investments of the Portfolio) will affect the Fund. The financial statements of the Portfolio, including the Portfolio of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

B.  Cash and Cash Equivalents:

Cash and cash equivalents consist of deposits with PNC Bank, N.A. All highly liquid investments are listed separately on the Portfolio of Investments.

C.  Investment Valuation:

The valuation of the Fund’s assets is dependent on the valuation of the Portfolio’s investments. The Fund invests substantially all of its assets in the Portfolio. The Fund’s net asset value will reflect the fair value of its interest in the Portfolio, which, in turn reflects the underlying value of the Portfolio’s assets and liabilities. As of October 31, 2009, the value of the Fund’s investment in the Portfolio was $21,243,047 and represented an ownership of 63.48% of the Portfolio. Valuation of investments by the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are attached to this report.

The Fund’s interest in the Portfolio is non-transferable and cannot be sold or redeemed. The duration of the Portfolio is ten years (subject to two 2-year extensions) from the final subscription closing which occurred on May 11, 2001, at which time the affairs of the Portfolio will be wound up and its assets distributed pro-rata to its Members. However, the Portfolio expects to make periodic pro-rata distributions from realized gains earned during the life of the Portfolio. Any distributions received by the Fund will be distributed pro-rata to the Members of the Fund.

Fair value measurements establish a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. Adoption of fair value measurements is discussed in the notes to the Portfolio’s financial statements, attached to this report.

13

The Fund must determine whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). The Fund must also provide guidance on identifying circumstances that indicate whether or not a transaction, with regards to such an asset or liability, is orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each major category of investments with “major category” being defined as investment type. Refer to the Fund’s Portfolio of Investments for additional information on the Fund’s investments in the Portfolio.

D.  Security transactions and investment income:

The Fund includes and identifies its proportionate share of the Portfolio’s income, expense and net realized and unrealized gain/(loss) in the Statement of Operations.

The net unrealized (loss) on investments which is included in the “Net Assets consist of” section of the Statement of Assets and Liabilities reflects the Fund’s allocated share of the Portfolio’s unrealized (loss) on investment. As of October 31, 2009, the cumulative unrealized (loss) on the Fund’s investment in the Portfolio is ($6,589,205). All other components of income, such as realized gains/(losses) and net investment income/(loss), are included in the inception-to-date realized (loss) and net investment (loss).

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Fund interest income, adjusted for amortization of premiums and discounts, is recorded on the accrual basis. Fund dividend income is recorded on the ex-dividend date.

E.  Expenses:

The Fund records expenses on an accrual basis. Such accruals require management to make estimates and assumptions that affect the reported amounts, which is consistent with GAAP.

F.  Income Taxes:

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Fund will not be subject to income tax. Rather, Members, in computing income tax, will include their allocable share of the Fund’s income, gain, loss, deduction and expenses. There were no tax liabilities nor deferred tax assets relating to uncertain income tax positions taken or expected to be taken on the tax return as of December 31, 2008.

The cost of the Fund’s investment in the Portfolio for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 by the Portfolio. As of October 31, 2009, the Fund has not received information to determine the federal tax cost of the Portfolio as of October 31, 2009. At December 31, 2008, the Fund’s cost basis in the Portfolio for federal tax purposes was $39,687,469. At October 31, 2009, the Fund’s estimated cost basis in the Portfolio for federal tax purposes is $38,375,606 and includes contributions and distributions, as applicable. Based on the October 31, 2009 value of the Fund’s investment in the Portfolio, this results in an unrealized loss for federal tax purposes of $17,132,559. The book/tax differences are primarily related to the recognition of distributions.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 3 — Investment Advisory Fee and Related Party Transactions

Bank of America Capital Advisors, LLC (“BACA” or the “Investment Adviser”),which has its principal offices at 100 Federal Street, Boston, MA 02110, serves as the investment adviser to the Fund and is responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments. BACA is a Delaware limited liability company which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Investment Adviser is an indirect wholly-owned subsidiary of, and controlled by, Bank of America, a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, NC 28255.

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Prior to May 29, 2008, the Fund’s investment adviser was UST Advisers, Inc. (“USTA”). On May 29, 2008, BACA assumed the responsibilities of the investment adviser to the Fund as a result of a transfer (the “Transfer”) of USTA’s rights and obligations under the Advisory Agreement (as defined below) between the Fund and USTA dated July 1, 2007. The Transfer was approved by the Fund’s board of managers (the “Board” or “Board of Managers”) on March 11, 2008. This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust Corporation (“U.S. Trust Corp.”) in July 2007. The Transfer of the Advisory Agreement from USTA to BACA did not change (i) the way the Fund was managed, including the level of services provided, (ii) the team of investment professionals providing services to the Fund, or (iii) the management and incentive fees paid by the Fund to the Portfolio’s Investments Advisor.

USTA, a Delaware corporation and registered investment adviser, has been an indirect wholly-owned subsidiary of, and controlled by, Bank of America, since July 1, 2007. Prior to that, USTA was an indirect subsidiary of U.S. Trust Corp., a registered financial holding company, which, in turn, was a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). USTA assumed the duties of the investment adviser from the previous investment adviser to the Fund, U.S. Trust Company, N.A. (“UST-NA”), which was acting through its registered investment advisory division, U.S. Trust Asset Management Division, on December 16, 2005. UST-NA served as the investment adviser to the Fund pursuant to an investment advisory agreement.

UST-NA, and subsequently USTA, was responsible for investing assets not invested in the Portfolio. In return for its services and expenses, the Fund paid UST-NA an advisory fee equal to an annual rate equal to 0.10% of the Fund’s average quarterly net assets that are not invested in the Portfolio, determined as of the end of each fiscal quarter. Any Fund assets invested in the Portfolio were not subject to an advisory fee paid by the Fund, however, the Fund was allocated its pro-rata share of the management fee expense paid by the Portfolio. Through the fifth anniversary of the Portfolio’s final subscription closing date on May 11, 2001, the Portfolio paid UST-NA and USTA a management fee at an annual rate equal to 2.00% of the Portfolio’s average net assets, determined as of the end of each fiscal quarter. Thereafter, it is paying to the Investment Adviser an annual rate of 1.00% of net assets. As of October 31, 2009, $67 was payable to the Investment Adviser for management fees.

In addition to the management fee, the Investment Adviser is entitled to allocations and distributions (charged at the Portfolio’s level) equal to the Incentive Carried Interest on the Portfolio’s Private Companies (as defined below). The Incentive Carried Interest is an amount equal to 20% of the excess, if any, of the Portfolio’s cumulative realized capital gains on Private Companies, over the sum of (a) cumulative realized capital losses on investments of any type (b) cumulative gross unrealized capital depreciation on investments of any type and (c) cumulative net expenses. Private Companies means the Portfolio’s investments in domestic and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors and negotiated private investments in public companies. As of October 31, 2009, there was no Incentive Carried Interest earned by the Investment Adviser.

Prior to March 31, 2006 and pursuant to a sub-advisory agreement among the Portfolio, UST-NA, and United States Trust Company of New York (“U.S. Trust NY”), U.S. Trust NY served as the investment sub-adviser to the Portfolio and received an investment management fee from UST-NA and USTA. On March 31, 2006, U.S. Trust NY converted into a national bank named United States Trust Company, National Association (“U.S. Trust”) and UST-NA merged into U.S. Trust, with U.S. Trust as the surviving entity. After the merger, U.S Trust, acting through its registered investment advisory division, U.S. Trust-New York Asset Management Division, was serving as the Investment Sub-Adviser to the Portfolio pursuant to an investment sub-advisory agreement.

On July 1, 2007, U.S. Trust Corp. and its subsidiaries, including USTA, were acquired by Bank of America (the “Sale”). USTA continued to serve as the Investment Adviser to the Fund after the Sale (until May 29, 2008) pursuant to the advisory agreement (the “Advisory Agreement”) that was approved at a special meeting of Members of the Fund held on March 15, 2007. The Advisory Agreement was identical in all material respects except for the term and the date of effectiveness to the previous investment advisory agreement. The Investment Sub-Adviser ceased to serve as the investment sub-adviser to the Portfolio after the Sale.

On February 22, 2008, U.S. Trust merged into Bank of America, N.A. (“BANA”), an indirect wholly-owned subsidiary of Bank of America.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund and the Portfolio retains PNC Global Investment Servicing (U.S.), Inc. (“PNCGIS”) (formerly PFPC, Inc.), a majority-owned subsidiary of The PNC Financial Services Group, Inc., as administrator, accounting and investor services agent. In consideration for its services, the

15

Fund (i) pays PNCGIS a variable fee between 0.105% and 0.07% based on average quarterly net assets, payable monthly, subject to a minimum quarterly fee of approximately $28,750, (ii) pays annual fees of approximately $14,000 for taxation services and (iii) will reimburse PNCGIS for out-of-pocket expenses. In addition, PFPC Trust Company serves as the Fund’s custodian. The Portfolio (i) pays PNCGIS a variable fee between 0.105% and 0.07% based on average quarterly net assets, payable monthly, subject to a minimum quarterly fee of approximately $30,000, (ii) pays annual fees of approximately $37,040 for taxation services and (iii) will reimburse PNCGIS for out-of-pocket expenses. In order to eliminate Members from paying duplicative expenses, assets of the Fund which are invested in the Portfolio are excluded from the Fund’s asset based fee.

Each member of the Board of Managers receives $750 annually and $500 per Fund meeting and is reimbursed for expenses incurred for attending meetings. For each audit committee meeting attended, Board members receive $500. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Fund, receives any compensation from the Fund. The Board of Managers of the Fund consists of the same persons as the Board of Managers of the Portfolio.

Affiliates of the Investment Adviser may have banking, underwriting, lending, or other business relationships with the Private Investment Funds or Private Companies in which the Portfolio invests and with companies in which the Private Investment Funds invest.

Note 4 — Investments in Excelsior Venture Partners III, LLC

As of October 31, 2009, the Fund has committed $94.5 million, to the Portfolio of which $1.7 million remains unfunded. Please also find at the end of this report an annual report for the Portfolio. As of October 31, 2009, the Fund’s interest in the following issuers through its investment in the Portfolio represented 5% or more of the total net assets:

Portfolio Investments	Fair Value	Percentage of Fund’s Net Assets
Advanced Technology Ventures VII, L.P.	$1,176,802	5.47%
Archemix Corp.	1,285,536	5.98%
Burrill Life Sciences Capital Fund, L.P.	1,078,114	5.01%
CMEA Ventures VI, L.P.	1,739,314	8.09%
Ethertronics, Inc.	6,560,838	30.50%
Sevin Rosen Fund IX, L.P.	1,106,739	5.15%
Total	$12,947,343	60.20%

Note 5 — Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 6 — Liquidity Risk

The Portfolio focuses its investments in the securities of privately-held venture capital companies, and to a lesser extent in venture capital, buyout and other private equity funds managed by third parties. The Portfolio may offer managerial assistance to certain of such privately-held venture capital companies. The Portfolio invests its available cash in short-term investments of marketable securities pending follow-on investments in portfolio companies and distribution to investors.

The Portfolio believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

Note 7 — Subsequent Events

The Fund has evaluated all events subsequent to the balance sheet date of October 31, 2009, through December 28, 2009, which is the date these financial statements were available to be issued. For the period November 1, 2009 to December 28, 2009, the Fund has noted the following:

On September 25, 2009, the Board of Managers approved a proposed Plan of Liquidation and Dissolution (the “Plan”) of the Fund pursuant to which the Fund will be liquidated and dissolved (the “Proposal”). The Proposal was approved on December 10, 2009 by the Members holding a requisite number of votes. The consummation of the Plan is expected to take place on or about December 31, 2009.

16

Supplemental Information (Unaudited)

Mr. Gene M. Bernstein, a member of the Board of Managers, resigned from the Board on September 24, 2009.

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager*
Disinterested Managers
Mr. Victor F. Imbimbo, Jr. Bank of America 114 West 47th Street New York, NY 10036 (Born 1952)	Manager and Member of the Audit and Valuation Committees	Since Fund inception	Mr. Imbimbo is the President and CEO of Caring Today, LLC., the publisher of Caring Today Magazine, the leading information resource within the family caregivers market. Prior to this, Mr. Imbimbo, was Executive Vice President of TBWA\New York and President for North America with TBWA/WorldHealth, a division of TBWA Worldwide where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a manager of Excelsior Venture Partners III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC. Mr. Imbimbo is a Board member for Vertical Branding, Inc, a public company specializing in direct response branding and marketing.	7
Mr. Stephen V. Murphy Bank of America 114 West 47th Street New York, NY 10036 (Born 1945)	Manager and Member of the Audit and Valuation Committees	Since Fund inception	Mr. Murphy is President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Venture Partners III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC. He also serves on the board of directors of The First of Long Island Corporation, The First National Bank of Long Island and Bowne & Co., Inc.	7
Mr. John C. Hover II Bank of America 114 West 47th Street New York, NY 10036 (Born 1943)	Manager and Chairman of the Board and Member of the Audit and Valuation Committees	Since Fund inception. Serves on Audit and Valuation Committees since July 1, 2007	Mr. Hover was an Executive Vice President of U.S. Trust Company (retired since 1998). Mr. Hover serves as chairman of the board of managers of Excelsior Venture Partners III, LLC. He also serves on the board of directors of Tweedy, Browne Fund, Inc.	7

*	The “Fund Complex” consists of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC, Excelsior Directional Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC and Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC.

17

Excelsior Venture Investors III, LLC

Fund Management (Unaudited)

Information pertaining to the officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
James D. Bowden Bank of America Capital Advisors, LLC 100 Federal Street Boston, MA 02110 (Born 1953)	Chief Executive Officer and President	Since July 2008	Managing Director and Senior Vice President, Bank of America Capital Advisors, LLC (since 1998).
Steve L. Suss Bank of America Capital Advisors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Since April 2007	Managing Director, Alternative Investment Solutions, Bank of America (7/07 to present); Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06); Vice President and Chief Financial Officer, Westway Capital LLC (9/97 to 1/02).
Mathew J. Ahern Bank of America Capital Advisors, LLC 100 Federal Street Boston, MA 02110 (Born 1967)	Senior Vice President	Since June 2008	Senior Vice President and Director, Alternative Investment Asset Management, Bank of America (12/02 to present).
Marina Belaya Bank of America Capital Advisors, LLC 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Since April 2007	Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).
Robert M. Zakem Bank of America Capital Advisors LLC 2 World Financial Center New York, NY 10281 (Born 1958)	Chief Compliance Officer	Since June 2009	GWIM Risk and Compliance Senior Executive, Bank of America Corp. (3/09 to present); Managing Director, Business Risk Management, Merrill Lynch & Co., Inc. (8/06 to 2/09); Executive Director, Head of Fund Services — US, UBS Financial Services, Inc. (12/04 to 07/06); Senior Vice President and General Counsel, AIG SunAmerica Asset Management Corp. (04/93 to 12/04).

All officers of the Fund are employees and/or officers of the Investment Adviser.

Officers of the Fund are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

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Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding proxy votes cast by the Fund (if any), is available without charge, upon request, by calling the Fund at 866-921-7951 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 866-921-7951.

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SUPPLEMENTAL INFORMATION

Approval of Investment Advisory Agreement

The Advisory Agreement between the Fund and the Investment Adviser had an initial term of two years. The Advisory Agreement provides that it may be continued in effect from year to year thereafter subject to approval by: (i) the Board; or (ii) vote of a majority of the outstanding voting securities, as defined by the Investment Company Act, of the Company; provided that, in either event, the continuance must also be approved by the Managers who are not “interested persons,” as defined by the Investment Company Act, of the Company (the “Independent Managers”), by vote cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreement for an additional annual period was approved by the Board, and by the Independent Managers, at a meeting held in person on June 26, 2009. The Independent Managers were assisted in their review of this matter by independent legal counsel and met in an executive session with such counsel separate from representatives of the Investment Adviser.

In determining whether to approve the continuance of the Advisory Agreement, the Board considered information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The Independent Managers reviewed materials furnished by the Investment Adviser, including information regarding the Investment Adviser, its affiliates, personnel, operations and financial condition.

In particular, the Board considered the nature, extent and quality of services rendered to the Fund by the Investment Adviser and the investment performance of the Fund based on the data provided to the Board. The Board determined that in light of the data taken as a whole and the nature and stage of the Fund’s investment program, the investment performance was reasonable and acceptable.

The Board reviewed and considered the qualifications of the current and anticipated portfolio managers to manage the portfolio of the Fund, including their history managing private equity investments generally and their prior involvement with companies in the Fund’s investment portfolio, and the background and expertise of the key personnel and amount of time they would be able to devote to the affairs of the Fund. The Board concluded, in light of the particular requirements of the Fund and the relatively late stage of the investment program, that it was satisfied with the professional qualifications and overall commitment to the Fund of the portfolio management team.

The Board reviewed and discussed financial information provided by the Investment Adviser which included an annual report and financial statements for BAC. The Board reviewed and considered the Investment Adviser’s profitability derived from its relationship with the Fund. Specifically, the Board reviewed and considered a profit contribution analysis of the Investment Adviser showing its fees, income, and expenses in connection with the Fund and the methodology used in the analysis. The Board determined that the Investment Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Fund and to satisfy its obligations under the Investment Company Act and the Advisory Agreement.

The Board reviewed the advisory fee and the effective investment advisory fee rate paid by the Fund and the appropriateness of such advisory fee. Specifically, the Board reviewed and considered comparison of fees charged by investment advisers to fund peers of the Fund, noting that the Investment Adviser’s fees were at the lower end of a narrow range. The Board also considered and reviewed information regarding brokerage, observing that the Fund only infrequently engages in transactions in the public securities markets.

The Board reviewed and considered any economies of scale realized by the Fund and how the current advisory fee for the Fund reflects the economies of scale for the benefit of the members of the Fund, noting that as a closed-end fund nearing the end of its investment period and distributing its assets economies of scale were not a significant factor.

Based on the information provided to the Board, and the considerations and conclusions described above, the Board, including each of the Independent Managers, determined that it is in the best interest of the Fund and its members to continue in effect the Advisory Agreement for an additional annual period.

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EXCELSIOR

Venture Parnters III, LLC

ANNUAL REPORT

October 31, 2009

Excelsior Venture Partners III, LLC

(Unaudited Information)

Dear Members,

We are pleased to present the 2009 annual report for Excelsior Venture Partners III, LLC (the “Company”) for the fiscal year ended October 31, 2009.

At the end of the Company’s fourth quarter, which ended on October 31, 2009, the Company held 4 direct active investments valued at approximately $12.4 million and 9 limited partnership (“LP”) investment commitments valued at approximately $14.2 million. On October 31, 2009, the Company’s net asset value (“NAV”) stood at $113.35 per unit, down from its $136.44 per unit at October 31, 2008. The decrease in the Company’s net asset value resulted principally from a net decrease in net assets from operations of ($16.09) per unit and distributions of ($7.00) per unit to unit holders. The Company currently holds two high-potential deals which we expect to manage over the next few years. The Company’s private, public and third-party investments are summarized herein starting on page 3.

Please find below some excerpts from the National Venture Capital Association (“NVCA”) that we find useful in understanding the venture capital investing environment.

Venture Capital Fundraising:

Seventeen venture capital funds raised $1.6 billion dollars for the quarter ended September 30, 2009. This level represents the smallest number of venture funds raising money in a single quarter since the third quarter of 1994 when 17 funds were also raised and the lowest level of dollars committed since the first quarter of 2003 when $938 million was raised. Thirteen of the seventeen funds raised during the period were follow-on funds with the remaining first time funds.

Venture Capital Exits:

There were three venture-backed IPOs valued at $572.1 million in the current quarter and eight venture-backed IPOs in the first three quarters of 2009. Sixty-two venture-backed mergers and acquisitions (“M&A”) were completed during the three months ended September 30, 2009. These transactions represent a 3.1% reduction in number of M&A deals compared to prior quarter. The total M&A values decreased by $1.4 billion from prior quarter. Average M&A deal size decreased from $197.7 million to $57.5 million.

Venture Capital Performance:

Venture Capital Fundraising decreased in the current quarter. The exit environment for venture backed companies is in crisis. Despite the declining investment activity, amounts invested are still within historical norms. The impact of declining exit values will begin to affect performance numbers but are relatively stable for the time being.

Below is the US Venture Capital Index Returns through June 30, 2009:

	1 Yr	3 Yr	5 Yr	10 Yr	20 Yr
Venture – 3/31/09	-17.5%	1.3%	5.8%	26.2%	22.5%
Venture – 6/30/09	-17.1%	1.3%	5.7%	14.3%	22.7%
NASDAQ – 3/31/09	-32.9%	-13.2%	-5.2%	-4.7%	6.8%
NASDAQ – 6/30/09	-20.0%	-5.5%	-2.2%	-3.7%	7.5%
S&P 500 – 3/31/09	-38.1%	-13.1%	-4.8%	-3.0%	7.4%
S&P 500 – 6/30/09	-26.2%	-8.2%	-2.2%	-2.2%	7.8%

Source: Cambridge Associates LLC

The following is a summary of the Company’s investment portfolio.

Company Portfolio of Investments
October 31, 2009

*	This amount represents money market instruments and other cash equivalents held to fund follow-on investments in Private Companies, to meet contractual commitments to Private Investment Funds and operation expense requirements of the Company.

Percentages are derived by taking each investment’s fair value within an industry divided by the total fair value of the Company’s portfolio investments; thus the percentages are not based on the net asset value of the Company.

Investments Held — Private Companies

Archemix Corporation (“Archemix”)

Description:  Archemix is a biopharmaceutical company leading the development of aptamers as a new class of directed therapeutics for the prevention and treatment of chronic and acute disease. Aptamers can be used in a wide range of disease areas, including many of those currently addressed by protein-based therapeutics, and can be produced quickly and economically. With a portfolio of over 300 patents and patent applications, Archemix holds the key to the development of aptamer technology and its implications for the pharmaceutical industry. Archemix is focused on using its expertise to aggressively pursue drug discovery and development in a variety of areas. As of October 31, 2009, the Company has invested $2.7 million in Archemix and values its investment at $2.0 million.

2009 Activity and Outlook:  In May of 2009, Archemix hired Ken Bate as President and CEO, the former CEO of NitroMed, Inc. Mr. Bate has more than two decades of leadership experience in the biotechnology industry. Archemix has advanced its lead program into hematology and is developing aptamer product candidates for rare hematological diseases. There is the potential that Archemix will have to shelve its most advanced aptamer which would put it back in the early stages of clinical trials. This investment has been written down 25% from the previous quarter based on Archemix choosing to focus on compounds that are still early in the development stage. This write down is consistent with a co-investors valuation.

Ethertronics, Inc. (“Ethertronics”)

Description:  Ethertronics designs and manufactures the industry’s only Isolated Magnetic DipoleTM (“IMD”) internal antennas for wireless devices. Used in cellular and wireless LAN applications—phones, notebooks, LAN cards, PDAs, Bluetooth devices and GPS receivers—IMD antennas provide longer-range, increased signal strength and improved voice/data quality inside buildings, particularly in noisy environments and in fringe network coverage areas. As of October 31, 2009, the Company has invested $10.3 million in Ethertronics and values its investment at $10.3 million.

2009 Activity and Outlook:  In 2009, Ethertronics met key sales, operations and cash flow goals set by the investors and board. Ethertronics has become a key supplier to top tier vendors like Amoi, Casio, Compal, HP, Lenovo, Mobicom, Samsung, Symbol/Motorola and Techfaith. Ethertronics has been performing well and is working to become a foremost supplier in the industry. Ethertronics has enough cash to sustain itself and revenues are up. Ethertronics has succeeded in its prior year plan to generate meaningful revenues and cash flows.

SOA Software, Inc. (“SOA” f/k/a LogicLibrary, Inc.)

Description:  SOA Software is a leading provider of unified governance automation products that enable organizations to successfully plan, build, and run enterprise services. The world’s largest companies including Bank of America, Verizon, and Pfizer use SOA Software solutions to transform their business. As of October 31, 2009, the Company has invested $5.7 million in SOA and values its investment at zero. As the Company’s equity position in SOA is junior to other preferred shareholders, despite some positive news SOA is valued at zero.

2009 Activity and Outlook:  The merger between SOA and LogicLibrary, Inc. was successfully completed in May 2008. While SOA Software has outstanding run-time or operationally focused service-orientated architecture governance solution, the addition of LogicLibrary, Inc.’s core strength in development and design time governance will expand their product suite. With the addition of Logidex, the combined company can offer differentiated governance solutions that start with Planning Governance (Logidex) flows to LifeCycle Governance (Logidex and Workbench) and finally Run-time Governance (Service Manager). The combination of these products creates a broad and integrated governance suite that can be managed from a single focal point. The company has several strategic initiatives underway to ensure the SOA can continue to grow during this difficult financing environment. The company has produced a conservative business plan for 2010, which delivers growth, whilst maintaining cash levels of least $4m.

Recorders and Medicare Systems (P) Ltd. (“Recorders and Medicare” f/k/aTensys Medical, Inc.)

Description:  RMS acquired Tensys Medical in December 2008. RMS is a market leader in India for neurological, electro-neuropsychological and pulmonary diagnostic equipment. As of October 31, 2009, the Company has invested $0.38 million in Recorders and Medicare and values its investment at zero. As the Company’s equity position in Recorders and Medicare is junior to other preferred shareholders, despite some positive news Recorders and Medicare is valued at zero. Visit www.rmsindia.com for more information on this company.

Exits

The Company liquidated its interest in twelve of its portfolio companies since inception. As a result of these exits, the Company realized proceeds of $64.0 million. Total cost for these twelve companies was $65.7 million.

Investments Held — Third Party Investment Funds

Advanced Technology Ventures VII, L.P. (“ATV”) is a $700 million venture capital fund targeting multi-stage information technology, communications and life sciences companies. As of October 31, 2009, ATV has drawn approximately $2.6 million of the Company’s $2.7 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.9 million.

Burrill Life Sciences Capital Fund (“Burrill”) is a $200 million venture capital fund established to invest primarily in innovative, early-stage life science venture opportunities. As of October 31, 2009, Burrill has drawn approximately $2.7 million of the Company’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.7 million.

CHL Medical Partners II, L.P. (“CHL”) is a $125 million venture capital fund targeting start-up and early-stage medical technology and life sciences companies. As of October 31, 2009, CHL has drawn 100% of the Company’s $2.0 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.2 million.

CMEA Ventures VI, L.P. (“CMEA”) is a $100 million venture capital fund targeting both early life science and information technology companies. As of October 31, 2009, CMEA has drawn approximately $2.7 million of the Company’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus net distributions) of this investment was $2.7 million.

Morgenthaler Venture Partners VII, L.P. (“Morgenthaler”) is an $850 million venture capital fund targeting multi-stage information technology, communications and health care companies. As of October 31, 2009, Morgenthaler has drawn approximately $2.9 million of the Company’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.2 million.

Prospect Venture Partners II, L.P. (“Prospect”) is a $500 million venture capital fund targeting multi-stage life sciences companies. As of October 31, 2009, Prospect has drawn approximately $2.7 million of the Company’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.1 million.

Sevin Rosen IX, L.P. (“Sevin Rosen”) is a top-tier early-stage venture capital firm, which closed a $305 million venture capital fund dedicated to early-stage technology investments. As of October 31, 2009, Sevin Rosen has drawn approximately $2.6 million of the Company’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.7 million.

Tallwood II, L.P. (“Tallwood”) is a $150 million venture capital fund established to invest in attractive, early-stage growth companies possessing leading-edge technology in the semiconductor industry. As of October 31, 2009, Tallwood has drawn 100% of the Company’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus distributions) of this investment was $1.2 million.

Valhalla Partners, L.P. (“Valhalla”) is a $200 million venture capital fund established to invest in attractive early-stage venture capital investments in information technology companies in the Mid-Atlantic region. As of October 31, 2009, Valhalla has drawn approximately $2.7 million of the Company’s $3.0 million capital commitment. At October 31, 2009, the total value (fair market value plus net distributions) of this investment was $1.6 million.

The Company continues to monitor the progress of the Company's investments in light of the current economic environment. While our short-term outlook for liquidity appears challenging, there is still value in the investments the Company owns. Thus, the Company's commitment to maximize the value from the investments is our highest priority. Lastly, the Company is managing the liquidity it possesses in a judicious manner in light of the challenging financing environment and intends to dedicate its resources to those opportunities that possess the greatest potential.

Respectfully submitted,

/s/ James D. Bowden James D. Bowden Chief Executive Officer and President	/s/ Steve L. Suss Steve L. Suss Chief Financial Officer and Treasurer

I, James D. Bowden and Steve L. Suss, on behalf of Alternative Investments, certify that: the views expressed in these materials accurately reflect our personal views about the subject securities and issuers and that no part of our compensation was, is or will be related to the specific recommendations or views contained in these materials.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any security, investment, or fund, nor does it contend to address the financial objectives, situation or specific needs of any individual reader. Likewise, the information presented does not constitute, and should not be construed as, investment advice or recommendations with respect to the securities mentioned. Additional information is available upon request. Past performance is no guarantee of future results.

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of
Excelsior Venture Partners III, LLC:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Venture Partners III, LLC (the“Fund") at October 31, 2009 and 2008, and the results of its operations, the changes in its net assets, the cash flows and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as“financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at October 31, 2009 by correspondence with the custodian and portfolio funds, provide a reasonable basis for our opinion. The financial highlights of the Fund as of October 31, 2006 and 2005 and for each of the periods then ended, were audited by other auditors whose report dated December 21, 2006 expressed an unqualified opinion on those statements.

As explained in Note 1, the financial statements include investments held by the Fund valued at $26,610,453 (80% of the Fund's net assets) at October 31, 2009, the values of which have been fair valued by the Investment Manager, under the general supervision of the Board of Managers, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the investment existed, and the differences could be material.

December 28, 2009

Excelsior Venture Partners III, LLC
Portfolio of Investments
October 31, 2009

Principal Amount/Shares		Acquisition Date##	Cost	Fair Value ( Note 2)	% of Net Assets****
	Private Companies***
	Common Stock#
	Medical Technology
7,882	Recorders and Medicare Systems (P) Ltd. *	12/08	382,623	—	0.00%
			382,623	—	0.00%
	Total Common Stock – Private Companies		382,623	—	0.00%
	Preferred Stocks#
	Enterprise Software
4,542,763	SOA Software, Inc., Series F Junior**	05/08	5,681,135	—	0.00%
			5,681,135	—	0.00%
	Life Sciences
1,999,999	Archemix Corporation, Series A	08/02 – 11/03	1,999,999	1,499,999	4.48%
700,000	Archemix Corporation, Series B	03/04 – 12/05	700,000	525,000	1.57%
			2,699,999	2,024,999	6.05%
	Wireless @
4,433,333	Ethertronics, Inc. Series B	06/01 – 05/04	6,650,000	6,650,000	19.87%
1,697,957	Ethertronics, Inc. Series C	05/05 – 04/07	2,546,937	2,546,937	7.61%
758,542	Ethertronics, Inc. Series D	3/09	1,137,813	1,137,813	3.40%
			10,334,750	10,334,750	30.88%
	Total Preferred Stocks – Private Companies		18,715,884	12,359,749	36.93%
	Warrants#, @
	Wireless
271,248	Ethertronics, Inc. Series C (expiration date 03/10)	3/09	—	—	0.00%
	Total Warrants		—	—	0.00%
	Total – Private Companies		$19,098,507	$12,359,749	36.93%

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC
Portfolio of Investments
October 31, 2009 (continued)

Percent Owned&		Acquisition Date##	Commitment	Cost	Fair Value (Note 2)	% of Net Assets****
	Private Investment Funds***, #
Early-Stage Information Technology
0.98%	Sevin Rosen Fund IX, L.P. (Note 8)	10/04 – 09/09	$3,000,000	$1,956,608	$1,743,354	5.21%
2.36%	Tallwood II, L.P.	12/02 – 05/08	3,000,000	2,890,443	1,175,001	3.51%
1.70%	Valhalla Partners, L.P.	10/03 – 07/09	3,000,000	1,764,359	1,551,445	4.64%
			9,000,000	6,611,410	4,469,800	13.36%
Early-Stage Life Sciences and Technology
1.55%	Burrill Life Sciences Capital Fund, L.P. (Note 8)	12/02 – 10/09	3,000,000	2,454,593	1,698,265	5.07%
1.35%	CHL Medical Partners II, L.P.	01/02 – 05/09	2,000,000	1,641,817	1,193,094	3.57%
1.02%	CMEA Ventures VI, L.P. (Note 8)	12/03 – 10/09	3,000,000	2,613,017	2,739,798	8.19%
			8,000,000	6,709,427	5,631,157	16.83%
Multi-Stage Life Sciences, Communications and Health Care
0.38%	Advanced Technology Ventures VII, L.P. (Note 8)	08/01 – 12/08	2,700,000	1,920,405	1,853,720	5.54%
0.37%	Morgenthaler Partners VII, L.P.	07/01 – 10/08	3,000,000	1,883,167	1,244,818	3.72%
0.56%	Prospect Venture Partners II, L.P.	06/01 – 04/09	3,000,000	766,971	1,051,209	3.14%
			8,700,000	4,570,543	4,149,747	12.40%
Total Private Investment Funds			25,700,000	17,891,380	14,250,704	42.59%
Shares	Investment Company
984,128	Dreyfus Government Cash Management Fund Institutional Shares			984,128	984,128	2.94%
	TOTAL INVESTMENTS		$25,700,000	$37,974,015	27,594,581	82.46%
	OTHER ASSETS & LIABILITIES (NET)				5,867,845	17.54%
	NET ASSETS				$33,462,426	100.00%

*	Tensys Medical, Inc. merged with Recorders and Medicare Systems (P) Ltd. on December 19, 2008. Recorders and Medicare Systems (P) Ltd. is based in India.
**	LogicLibrary, Inc. merged with SOA Software, Inc. on May 1, 2008. Shares of 4,542,763 include 4,239,912 shares held by the Company and 302,851 shares held in escrow for the benefit of the Company.
***	Restricted as to public resale and illiquid securities or investments. Total cost of restricted and illiquid securities or investments at October 31, 2009 was $36,989,887. Total fair value of restricted and illiquid securities or investments owned at October 31, 2009 was $26,610,453 or 79.52% of net assets.
****	Calculated as fair value divided by the Company's net assets.
@	At October 31, 2009, the Company owned 5% or more of the Private Company's outstanding shares thereby making the Private Company an affiliate as defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”). Total fair value of affiliated securities owned at October 31, 2009 (including investments in controlled affiliates) was $10,334,749 or 30.88% of net assets.
#	Non-income producing securities.
##	Disclosure is for restricted securities only.
&	Represents capital balance of the Company's investment as a percentage of Private Investment Fund's total capital.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC
Portfolio of Investments
October 31, 2008

Principal Amount/Shares		Acquisition Date##	Cost	Fair Value (Note 2)	% of Net Assets***
	Private Companies**
	Common Stock#
	Optical @
10,615,593	OpVista, Inc.	06/06 – 10/08	$15,393,312	$—	0.00%
	Total Common Stock – Private Companies		15,393,312	—	0.00%
	Preferred Stocks#
	Enterprise Software
4,542,763	SOA Software, Inc., Series F Junior *	05/08	5,681,135	—	0.00%
			5,681,135	—	0.00%
	Life Sciences
1,999,999	Archemix Corporation, Series A	08/02 – 11/03	1,999,999	1,629,629	4.05%
700,000	Archemix Corporation, Series B	03/04 – 12/05	700,000	570,371	1.42%
			2,699,999	2,200,000	5.47%
	Medical Technology@
4,166,667	Tensys Medical, Inc., Series C	03/02	5,000,000	—	0.00%
1,187,500	Tensys Medical, Inc., Series D	05/04	1,425,000	—	0.00%
318,845	Tensys Medical, Inc., Series E	07/06 – 12/07	382,623	—	0.00%
			6,807,623	—	0.00%
	Wireless@
4,433,333	Ethertronics, Inc. Series B	06/01 – 05/04	6,650,000	6,650,000	16.51%
1,697,957	Ethertronics, Inc. Series C	05/05 – 04/07	2,546,937	2,546,937	6.32%
			9,196,937	9,196,937	22.83%
	Total Preferred Stocks – Private Companies		24,385,694	11,396,937	28.30%
	Warrants#, @
	Wireless
271,247	Ethertronics, Inc. Series C (expiration date 01/09)	05/05 – 07/06	—	—	0.00%
	Optical
675,313	OpVista, Inc., Series CC (expiration date 10/12)	10/07	675	—	0.00%
	Total Warrants		675	—	0.00%
	Total – Private Companies		$39,779,681	$11,396,937	28.30%

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC
Portfolio of Investments
October 31, 2008 (continued)

Percent Owned&		Acquisition Date##	Cost	Fair Value (Note 2)	% of Net Assets***
	Private Investment Funds**, #
0.37%	Advanced Technology Ventures VII, L.P.	08/01 – 07/08	$1,852,904	$1,995,953	4.96%
1.55%	Burrill Life Sciences Capital Fund	12/02 – 05/08	2,077,902	1,648,795	4.09%
1.34%	CHL Medical Partners II, L.P.	01/02 – 03/08	1,571,857	1,471,494	3.65%
1.02%	CMEA Ventures VI, L.P.	12/03 – 06/08	2,193,017	2,816,599	6.99%
0.34%	Morgenthaler Partners VII, L.P.	07/01 – 10/08	1,883,167	1,770,123	4.39%
0.57%	Prospect Venture Partners II, L.P.	06/01 – 03/08	1,408,668	1,575,441	3.91%
0.97%	Sevin Rosen Fund IX, L.P.	10/04 – 07/08	1,626,609	1,706,890	4.24%
2.36%	Tallwood II, L.P.	12/02 – 05/08	2,890,443	2,020,019	5.02%
1.64%	Valhalla Partners, L.P.	10/03 – 07/08	2,074,224	2,412,053	5.99%
	Total Private Investment Funds		17,578,791	17,417,367	43.24%
Shares	Investment Company
984,128	Dreyfus Government Cash Management Fund Institutional Shares		984,128	984,128	2.44%
	TOTAL INVESTMENTS		$58,342,600	29,798,432	73.98%
	OTHER ASSETS & LIABILITIES (NET)			10,480,576	26.02%
	NET ASSETS			$40,279,008	100.00%

*	LogicLibrary, Inc. merged with SOA Software, Inc. on May 1, 2008. Shares of 4,542,763 include 4,088,487 shares held by the Company and 454,276 shares held in escrow for the benefit of the Company.
**	Restricted as to public resale and illiquid securities. Total cost of restricted and illiquid securities at October 31, 2008 was $57,358,472. Total fair value of restricted and illiquid securities owned at October 31, 2008 was $28,814,304 or 71.54% of net assets.
***	Calculated as fair value divided by the Company's net assets.
@	At October 31, 2008, the Company owned 5% or more of the Private Company's outstanding shares thereby making the Private Company an affiliate as defined by the Investment Company Act of 1940, as amended, (the “Investment Company Act”). Total fair value of affiliated securities owned at October 31, 2008 (including investments in controlled affiliates) was $9,196,937 or 22.83% of net assets.
#	Non-income producing securities.
##	Disclosure is for restricted securities only.
&	Represents fair value of the Company's investment as a percentage of Private Investment Fund's total capital.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC
Statements of Assets and Liabilities

	October 31, 2009	October 31, 2008
ASSETS:
Unaffiliated Issuers at fair value (Cost $27,639,265 and $21,262,919, respectively)	$17,259,831	$20,601,495
Non-Controlled Affiliated Issuers at fair value (Cost $10,334,750 and $37,079,681, respectively)	10,334,750	9,196,937
Investments, at fair value (Cost $37,974,015 and $58,342,600, respectively) (Note 2)	27,594,581	29,798,432
Cash and cash equivalents (Note 2)	6,085,116	10,693,165
Distribution receivable	14,388	—
Restricted cash (Note 2)	—	131,617
Interest and dividends receivable	299	9,681
Prepaid insurance	362	470
Total Assets	33,694,746	40,633,365
LIABILITIES:
Management fees payable (Note 3)	84,557	101,503
Audit fees payable	—	56,750
Legal fees payable	92,880	103,142
Tax preparation fees payable	25,436	32,365
Board of Managers' fees payable (Note 3)	—	19,500
Administration fees payable (Note 3)	19,167	19,167
Custody fees payable (Note 3)	1,063	4,233
Other payables	9,217	17,697
Total Liabilities	232,320	354,357
NET ASSETS	$33,462,426	$40,279,008
NET ASSETS consist of:
Members' Contributions*	$146,136,782	$146,136,782
Members' Distributions	(42,802,552)	(40,736,082)
Inception-to-date realized (loss) and net investment (loss)	(59,492,370)	(36,577,523)
Accumulated unrealized (depreciation) on investments	(10,379,434)	(28,544,169)
Total Net Assets	$33,462,426	$40,279,008
Units of Membership Interest Outstanding
(Unlimited number of no par value units authorized)	295,210	295,210
NET ASSET VALUE PER UNIT	$113.35	$136.44

*	Members' Contributions consist of contributions from Members net of offering costs charged to Members.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC
Statements of Operations

	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
INVESTMENT INCOME:
Interest income from unaffiliated investments(1)	$8,529	$255,827	$614,813
Interest income from affiliated investments (Note 6)	—	89,433	48,658
Dividend income from unaffiliated investments	3,842	63,461	51,106
Total investment income	12,371	408,721	714,577
EXPENSES:
Management Investment Adviser fees (Note 3)	357,813	597,448	691,823
Legal fees	268,516	322,349	129,932
Audit fees	125,500	141,265	178,676
Administration fees (Note 3)	115,000	115,000	115,000
Board of Managers' fees (Note 3)	77,500	90,000	82,000
Tax preparation fees	87,293	39,646	36,667
Custodian fees (Note 3)	21,278	26,463	30,000
Insurance expense	31,608	25,687	32,297
Other expenses	15,672	38,845	33,296
Total expenses	1,100,180	1,396,703	1,329,691
NET INVESTMENT (LOSS)	(1,087,809)	(987,982)	(615,114)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS: (NOTE 2)
Net realized (loss) on affiliated investments (Note 6)	(21,827,037)	(5,390,478)	(23,447,216)
Net realized gain/(loss) on unaffiliated investments	—	16,771,294	(415,552)
Net realized gain from payments by affiliates (Note 3)	—	268,999	—
Net decrease/(increase) in unrealized depreciation on investments	18,164,734	(21,617,509)	29,523,869
NET REALIZED AND UNREALIZED (LOSS)/GAIN ON INVESTMENTS	(3,662,303)	(9,967,694)	5,661,101
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,750,112)	$(10,955,676)	$5,045,987
Weighted average units outstanding	295,210	295,210	295,210
Net (decrease)/increase in net assets resulting from operations per unit	$(16.09)	$(37.11)	$17.09

(1)	Includes interest from short-term investments.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC
Statements of Changes in Net Assets

	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
OPERATIONS:
Net investment (loss)	$(1,087,809)	$(987,982)	$(615,114)
Net realized (loss)/gain on investments	(21,827,037)	11,649,815	(23,862,768)
Net decrease/(increase) in unrealized depreciation on investments	18,164,734	(21,617,509)	29,523,869
Net (decrease)/increase in net assets resulting from operations	(4,750,112)	(10,955,676)	5,045,987
DISTRIBUTIONS TO MEMBERS:
Distributions to Members	(2,066,470)	(21,107,515)	(8,265,880)
Total Distributions	(2,066,470)	(21,107,515)	(8,265,880)
Net (decrease) in net assets	(6,816,582)	(32,063,191)	(3,219,893)
NET ASSETS:
Beginning of year	40,279,008	72,342,199	75,562,092
End of year	$33,462,426	$40,279,008	$72,342,199

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC
Statements of Cash Flows

	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (decrease)/increase in net assets resulting from operations	$(4,750,112)	$(10,955,676)	$5,045,987
Adjustments to reconcile net (decrease)/increase in net assets resulting from operations to net cash (used in)/provided by operating activities:
Net (decrease)/increase in unrealized depreciation on investments	(18,164,734)	21,617,509	(29,523,869)
Purchase of investments	(2,548,860)	(3,567,909)	(6,885,181)
Proceeds received from the sale of investments and distributions received from Private Investment Funds	1,090,409	21,457,932	17,342,583
Net realized loss/(gain) on investments	21,827,037	(11,649,815)	23,862,768
Proceeds from short-term investments maturing, net	—	10,383,731	3,054,579
Decrease/(increase) in distribution receivable	(14,388)	2,275,482	(2,275,482)
Decrease/(increase) in restricted cash	131,617	2,540,776	(2,672,393)
Decrease/(increase) in interest and dividends receivable	9,382	(5,662)	20,920
Decrease/(increase) in prepaid insurance	108	(470)	1,378
(Decrease)/increase in deferred income	—	(258,809)	258,809
(Decrease) in management fees payable	(16,946)	(81,299)	(7,656)
(Decrease)/increase in audit fees payable	(56,750)	(18,545)	3,295
(Decrease)/increase in legal fees payable	(10,262)	73,852	14,290
(Decrease)/increase in tax preparation fees payable	(6,929)	(16,525)	48,890
(Decrease) in Board of Managers' fees payable	(19,500)	—	(2,500)
(Decrease) in administration fees payable	—	(9,583)	(25,211)
(Decrease)/increase in custody fees payable	(3,170)	(12,769)	17,002
(Decrease)/increase in other payables	(8,481)	2,220	10,977
Net cash (used in)/provided by operating activities	(2,541,579)	31,774,440	8,289,186
CASH FLOWS FOR FINANCING ACTIVITIES
Cash distributions to Members	(2,066,470)	(21,107,515)	(8,265,880)
Net cash (used in) financing activities	(2,066,470)	(21,107,515)	(8,265,880)
Net (decrease)/increase in cash	(4,608,049)	10,666,925	23,306
Cash and cash equivalents at beginning of year	10,693,165	26,240	2,934
Cash and cash equivalents at end of year	$6,085,116	$10,693,165	$26,240
SUPPLEMENTAL INFORMATION
Non-cash distributions received from Private Investment Funds	$—	$563,864	$614,956

The accompanying notes are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC
Financial Highlights

	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005
Per Unit Operating Performance: (1)
NET ASSET VALUE, BEGINNING OF YEAR	$136.44	$245.05	$255.96	$316.21	$393.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)	(3.68)	(3.35)	(2.08)	(2.16)	(4.44)
Net realized and unrealized (loss)/gain on investments	(12.41)	(33.76)	19.17	(58.09)	(35.72)
Net (decrease)/increase in net assets resulting from operations	(16.09)	(37.11)	17.09	(60.25)	(40.16)
Total Distributions to Members	(7.00)	(71.50)	(28.00)	—	(36.84)
NET ASSET VALUE, END OF YEAR	$113.35	$136.44	$245.05	$255.96	$316.21
TOTAL NET ASSET VALUE RETURN (2)	(11.99)%	(15.41)%	7.84%	(19.05)%	(11.24)%
RATIOS AND SUPPLEMENTAL DATA (3)
Net Assets, End of Year (000’s)	$33,462	$40,279	$72,342	$75,562	$93,349
Ratios to Average Net Assets:
Gross expenses	2.97%	2.11%	1.91%	2.18%	2.45%
Net expenses	2.97%	2.11%	1.91%	2.18%	2.45%
Net investment (loss)	(2.94)%	(1.49)%	(0.88)%	(0.74)%	(1.23)%
Portfolio Turnover Rate (4)	3.97%	7.91%	12.37%	4.00%	24.00%

(1)	Selected data for a unit of membership interest outstanding throughout each year.
(2)	Total investment value return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Company during the period, and assumes dividends and distributions, if any, were reinvested. The Company’s units were issued in a private placement and are not traded. Therefore, the market value of total investment return is not presented. For the year ended October 31, 2008, the impact on the Company’s total net asset value return of a voluntary reimbursement by BACA (as defined) for the matter discussed in Note 3 is 0.39%. Excluding this item, total net asset value return would have been (15.80)% for the year ended October 31, 2008.
(3)	Income and expense ratios do not reflect the Company's proportionate share of net investment income/(loss) and expenses, including any performance-based fees, of the Private Investment Funds. The Private Investment Funds expense ratios have been obtained from their audited financial statements for the period ended December 31, 2008, but are unaudited information in these Financial Statements.
The range for these ratios is given below:

Private Investment Funds' Ratios	Ratio Range
Expense excluding incentive carried interest	1.99% – 4.10%
Incentive Carried interest	(3.80)% – 0.04%
Expenses plus incentive carried interest	0.30% – 3.85%

The Private Investment Funds management fees range from 2.00% to 2.50% on committed capital during the initial investment period and typically decrease over time as the Private Investment Funds seek to exit investments. The Private Investment Funds incentive fees range from 20% to 25% of profit generated by the Private Investment Funds.

(4)	Distributions received from Private Investment Funds are included in the portfolio turnover rate.

The accompanying notes are an integral part of these Financial Statements.

EXCELSIOR VENTURE PARTNERS III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2009

Note 1 — Organization

Excelsior Venture Partners III, LLC (the “Company”) is a non-diversified, closed-end management investment company which has elected to be treated as a business development company or “BDC” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company was established as a Delaware limited liability company on February 18, 2000. The Company commenced operations on April 5, 2001. The duration of the Company is ten years (subject to two 2-year extensions) from the final subscription closing which occurred on May 11, 2001, at which time the affairs of the Company will be wound up and its assets distributed pro rata to members of the Company (“Members”) as soon as is practicable.

As a BDC, the Company must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. The Company’s investment objective is to achieve long-term capital appreciation primarily by investing in domestic venture capital and other private companies (“Private Companies”) and, to a lesser extent, domestic and international private investment funds (“Private Investment Funds”), negotiated private investments in public companies and international direct investments that the Investment Adviser believes offer significant long-term capital appreciation. Venture capital and Private Companies are companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Company does not have the right to demand that such equity securities be registered.

Note 2 — Significant Accounting Policies

A.  Basis of Presentation and Use of Estimates:

The following is a summary of the Company’s significant accounting policies. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies and are consistently followed in the preparation of the financial statements. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and the differences could be material.

B.  Cash and Cash Equivalents:

Cash and cash equivalents consist of deposits with PNC Bank, N.A. All highly liquid investments are listed separately on the Portfolio of Investments.

C.  Restricted Cash:

Restricted cash, if any, consists of proceeds from the sales of investments held by counterparties as collateral for certain contingent claims for a specified period of time.

D.  Investment Valuation:

The Company values portfolio securities quarterly and at such other times as, in the Company’s Board of Managers’ (“Board” or “Board of Managers”) view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal or contractual restrictions on transfer, a discount from the public market price may be applied.

Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser (as defined below) or a committee of the Board of Managers (the “Valuation Committee”) or both under the supervision of the Board of Managers pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less from the date of purchase are valued at amortized cost.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a “going concern” basis and in conformity with GAAP. Accordingly, the fair value measurement is determined based on the estimated price a seller would receive in an orderly transaction at the measurement date. For venture capital companies there are a range of values that is reasonable for such investments at any particular time. Initially, Private Companies are valued based upon their original cost except that original cost valuation will be adjusted, upon approval by the Valuation Committee on the advice of the Valuation Agent, based on either a market or appraisal method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such inputs affecting the company such as earnings, net worth, reliable private sale prices of the company’s securities, the market prices for similar securities of comparable companies, an assessment of the company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser (as defined below) or the Valuation Committee under the supervision of the Board of Managers and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

The Company’s investments are reported at fair value. The Board and Valuation Committee have approved procedures pursuant to which the Company values its investments in Private Investment Funds, subject to the review and supervision of the Board and Valuation Committee. In accordance with these procedures, fair value of investments in the Private Investment Funds takes into consideration information reasonably available at the time the valuation is made and other factors that the Board and Valuation Committee deems pertinent. Generally, the Board and Valuation Committee will use valuations reported to the Company by the managers of these Private Investment Funds as an input, and the Company, Board or Valuation Committee may reasonably determine that additional factors should be considered that were not reflected. The value of the Company’s investments determined using the Company’s procedures may differ from the value reported by the manager of the Private Investment Funds.

At October 31, 2009 and October 31, 2008, market quotations were not readily available for the Company’s portfolio of securities valued at $26,610,453 or 79.52% of net assets and $28,814,304or 71.54% of net assets, respectively. Such securities were valued by the Investment Adviser, under the supervision of the Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Fair value measurements establish a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;
•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•	Level 3 — Inputs that are unobservable.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Company generally uses the capital balance reported by the Private Investment Funds as the primary input in its valuation; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, any restrictions or illiquidity on such interests, any potential clawbacks by the Private Investment Funds and the fair value of the Private Investment Fund's investment portfolio or other assets and liabilities.

An individual Private Investment Fund’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Company, Board and Valuation Committee. The Company, Board and Valuation Committee considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Private Investment Fund within the hierarchy is based upon the pricing transparency of that Private Investment Fund and does not necessarily correspond to the Company's perceived risk of that Private Investment Fund.

Substantially all of the Company's investments in the Private Companies and Private Investment Funds have been classified within Level 3. The Private Investment Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in such Private Investment Funds for which there is no active market. The Companies interests in Private Companies and Private Investment Funds, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3. Assumptions used by the Company, Board or Valuation Committee due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Company’s results of operations.

The table below sets forth information about the level within the fair value hierarchy at which the Company’s investments are measured at October 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Private Companies	$—	$—	$12,359,748	$12,359,748
Investments in Private Investment Funds	—	—	14,250,705	14,250,705
Investment in Investment Company	984,128	—	—	984,128
Totals	$984,128	$—	$26,610,453	$27,594,581

The following is a reconciliation of the investments in securities within Level 3 used in determining value:

Level 3
Balance as of 10/31/08	$28,814,304
Net realized gain/(loss) on investments	(21,827,037)
Net decrease in unrealized depreciation on investments	18,164,736
Net purchases/(sales proceeds)	1,458,450
Net transfers in and out of Level 3*	—
Balance as of 10/31/09	$26,610,453

*	Transfers in and out of Level 3 are valued at the beginning of the period value.

The unrealized gains/(losses) in the table above are reflected in the accompanying Statements of Operations. Net unrealized gains (losses) relate to investments held by the Company at October 31, 2009.

The Company must determine whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). The Company must also provide guidance on identifying circumstances that indicate whether or not a transaction, with regards to such an asset or liability, is orderly. In its consideration, the Company must consider inputs and valuation techniques used for each major category of investments with “major category” being defined as investment type. Refer to the Company’s Portfolio of Investments for additional information on the Company’s investments in Private Companies and Private Investment Funds.

E.  Security transactions and investment income:

Private and Public Companies

Security transactions are recorded on a trade date basis or in the case of private investments or securities transactions are recorded when the Company has a legal and enforceable right to demand payment. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Private Investment Funds

Distributions of cash or in-kind securities from the Private Investment Funds are recorded at fair value as a return of capital to reduce the cost basis of the Private Investment Funds. In-kind securities received from the Private Investment Funds are recorded at fair value. Distributions are recorded when they are received from the Private Investment Funds as there are no redemption rights with respect to the Private Investment Funds. Contributions to

Private Investment Funds are recorded when there is a legal and enforceable right to demand payment by the Private Investment Fund and serve to increase the cost basis.

F.  Expenses:

The Company records expenses on an accrual basis. Such accruals require management to make estimates and assumptions that affect the reported amounts, which is consistent with GAAP.

G.  Income taxes:

Under current law and based on certain assumptions and representations, the Company intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Company will itself not be subject to income tax. Rather, Members, in computing income tax, will include their allocable share of the Company’s income, gain, loss, deduction and expense. There were neither liabilities nor deferred tax assets relating to uncertain income tax positions taken or expected to be taken on the tax return as of December 31, 2008.

The cost of the Private Investment Funds for federal tax purposes is based on amounts reported to the Company on Schedule K-1 from the Private Investment Funds. As of October 31, 2009, the Company has not received information to determine the tax cost of the Private Investment Funds. At December 31, 2008 and December 31, 2007, the Private Investment Funds had a cost basis for tax purposes of $14,677,567 and $13,695,895, respectively. After adjusting the tax cost for purchases and sales for the period between December 31, 2008 and October 31, 2009, the adjusted cost for tax purposes is $15,470,226. This results in net unrealized depreciation for tax purposes on the Private Investment Funds of $1,219,521. The cost basis for federal tax purposes of the Company’s other investments is $22,082,635, and those investments had net depreciation on a tax basis at October 31, 2009 of $9,722,887. The cost basis for federal tax purposes of the Company’s other investments at October 31, 2008, was $42,763,809, and those investments had net depreciation on a tax basis at October 31, 2008 of $31,366,872. The book/tax differences are primarily related to the recognition of distributions.

Management has analyzed the Company’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 3 — Investment Advisory Fee, Administration Fee and Related Party Transactions

Bank of America Capital Advisors, LLC (“BACA” or the “Investment Adviser”), which has its principal offices at 100 Federal Street, Boston, MA 02110, serves as the investment adviser to the Company and is responsible for identifying, evaluating, structuring, monitoring and disposing of the Company’s investments. BACA is a Delaware limited liability company which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Investment Adviser is an indirect wholly-owned subsidiary of, and controlled by, Bank of America, a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, NC 28255.

Prior to May 29, 2008, the Company’s investment adviser was USTA. On May 29, 2008, BACA assumed the responsibilities of the investment adviser to the Company as a result of the Transfer of USTA’s rights and obligations under the Advisory Agreement (as defined below) between the Company and USTA dated July 1, 2007. The Transfer was approved by the Company’s Board of Managers on March 11, 2008. This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust Corp. in July 2007. The Transfer of the Advisory Agreement from USTA to BACA did not change (i) the way the Company is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Company, or (iii) the management and incentive fees paid by the Company.

USTA, a Delaware corporation and registered investment adviser, had been an indirect wholly-owned subsidiary of, and controlled by, Bank of America, since July 1, 2007. Prior to that, USTA was an indirect subsidiary of U.S. Trust Corp., a registered financial holding company, which, in turn, was a wholly-owned subsidiary of The Charles Schwab Corporation. USTA assumed the duties of the investment adviser from the previous investment adviser to the Company, U.S. Trust Company, N.A. (“UST-NA”), which was acting through its registered investment advisory division, U.S. Trust Asset Management Division, on December 16, 2005. UST-NA has served as the investment adviser to the Company pursuant to an investment advisory agreement.

Under that investment advisory agreement for the services provided, the Investment Adviser was entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s end of the quarter net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter.

Prior to March 31, 2006 and pursuant to a sub-advisory agreement among the Company, UST-NA, and United States Trust Company of New York (“U.S. Trust NY”), U.S. Trust NY served as the investment sub-adviser to the Company and received an investment management fee from UST-NA and USTA. On March 31, 2006, U.S. Trust NY converted into a national bank named United States Trust Company, National Association (“U.S. Trust”) and UST-NA merged into U.S. Trust, with U.S. Trust as the surviving entity. After the merger, U.S Trust, acting through its registered investment advisory division, U.S. Trust-New York Asset Management Division, was serving as the Investment Sub-Adviser to the Company pursuant to an investment sub-advisory agreement.

On July 1, 2007, U.S. Trust Corp. and its subsidiaries, including USTA, were acquired by Bank of America (the “Sale”). USTA continued to serve as the Investment Adviser to the Company after the Sale (until May 29, 2008) pursuant to the advisory agreement (the “Advisory Agreement”) that was approved at a special meeting of Members of the Company held on March 15, 2007. The Advisory Agreement was identical in all material respects except for the term and the date of effectiveness to the previous investment advisory agreement. The Investment Sub-Adviser ceased to serve as the investment sub-adviser to the Company after the Sale.

On February 22, 2008, U.S. Trust merged into Bank of America, N.A. (“BANA”), an indirect wholly-owned subsidiary of Bank of America.

As of October 31, 2009 and October 31, 2008, $84,557 and $101,503, respectively, were payable to BACA for management fees.

On July 31, 2008, the Company received $268,999 from BACA as a reimbursement for fees associated with the sale of Genoptix, Inc. The Company, through its own internal controls, identified a potential violation of the Investment Company Act involving the sale of Genoptix, Inc. through an affiliate of USTA. BACA and its affiliate believe that the sale of Genoptix, Inc. in the initial public offering and secondary offering was at arms-length. However, to ensure the Company and its investors are made whole and in its fiduciary capacity as the Investment Adviser, BACA decided to reimburse the Company for the fees paid to its affiliate.

In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the excess, if any, of the Company’s cumulative realized capital gains on Private Companies, over the sum of (i) cumulative realized capital losses on investments of any type (ii) cumulative gross unrealized capital depreciation on investments of any type and (iii) cumulative net expenses. Private Companies means Company investments in domestic and foreign companies in which the equity is closely held by company founders, management, and/or a limited number of institutional investors and negotiated private investments in public companies. As of October 31, 2009 and October 31, 2008, there was no Incentive Carried Interest earned by BACA.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Company retains PNC Global Investment Servicing (U.S.), Inc. (“PNCGIS”) (formerly PFPC Inc.), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In consideration for its services, the Company (i) pays PNCGIS a variable fee between 0.105% and 0.07%, based on average quarterly net assets, payable monthly, subject to a minimum quarterly fee of approximately $28,750, (ii) pays annual fees of approximately $37,040 for taxation services and (iii) reimburses PNCGIS for out-of-pocket expenses. In addition, PFPC Trust Company serves as the Company’s custodian.

Each member of the Board of Managers receives $10,000 as an annual retainer and the Chairman of the Board receives an additional $1,000 annual retainer. Also, each member of the Board receives $2,000 per quarterly meeting attended. In addition, each Board member receives $500 per quarterly telephonic meeting and $500 for any other telephonic special meeting. For each audit committee meeting attended, Board members receive $1,500, while the Chairman of the Audit Committee receives an additional $1,000 retainer. Each member of the Board is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Company, receives any compensation from the Company.

As of October 31, 2009 and October 31, 2008, Excelsior Venture Investors III, LLC had an investment in the Company of $21,243,047 and $25,570,437, respectively. This represents an ownership interest of 63.48% in the Company as of both dates.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with Private Investment Funds or Private Companies in which the Company invests and with companies in which the Private Investment Funds invest.

Note 4 — Purchases and Sales of Securities

Excluding short-term investments, the Company's purchases and proceeds received from the sale of investments and distributions received from Private Investment Funds for the years ended October 31, 2009, October 31, 2008, and October 31, 2007 were as follows:

Year Ended October 31,	Purchases ($)	Proceeds ($)
2009	2,548,859	1,090,409
2008	3,567,909	21,457,932
2007	6,885,181	17,342,583

Note 5 — Commitments

As of October 31, 2009, the Company had unfunded investment commitments to Private Investment Funds totaling $1,987,128. The Company had total commitments from its investors of $147.6 million, none of which remains uncalled.

Private Investment Funds	Unfunded Commitment
Advanced Technology Ventures VII, L.P.	$121,500
Burrill Life Sciences Capital Fund, L.P.	349,905
CHL Medical Partners II, L.P.	—
CMEA Ventures VI, L.P.	330,000
Morgenthaler Partners VII, L.P.	150,000
Prospect Venture Partners II, L.P.	345,000
Sevin Rosen Fund IX, L.P.	420,000
Tallwood II, L.P.	—
Valhalla Partners, L.P.	270,723
Total	$1,987,128

Note 6 — Transactions with Affiliated Companies

An affiliated company is a company in which the Company has ownership of more than 5% of the voting securities. The Company did not receive dividends from affiliated companies during the year ended October 31, 2009 and October 31, 2008. Transactions with companies, which are or were affiliates, were as follows:

Name of Investment	Shares/Principal Amount Held at October 31, 2008	October 31, 2008 Fair Value	Purchases/ Conversion Acquisition	For the Year Ended October 31, 2009
				Sales Proceeds/ Conversion	Interest Received	Realized Gain/(Loss)	Shares/Principal Amount Held at October 31, 2009	October 31, 2009 Fair Value (Note 2)
Controlled Affiliates
Cydelity Inc., Series A-2 Preferred*	—	$—	$—	$—	$—	$(8,050)	—	$—
Total Controlled Affiliates	—	$—	$—	$—	$—	$(8,050)	—	$—
Non-Controlled Affiliates
Ethertronics, Inc., Series B Preferred	4,433,333	6,650,000	—	—	—	—	4,433,333	6,650,000
Ethertronics, Inc., Series C Warrants	271,247	—	—	—	—	—	271,248	—
Ethertronics, Inc., Series C Preferred	1,697,957	2,546,937	—	—	—	—	1,697,957	2,546,937
Ethertronics, Inc., Series D Preferred	—	—	1,137,813	—	—	—	758,542	1,137,813
OpVista, Inc., Common Stock	10,615,593	—	—	—	—	(15,393,311)	—	—
OpVista, Inc., Series CC Warrants	675,313	—	—	—	—	(676)	—	—
Tensys Medical, Inc., Series C Preferred	4,166,667	—	—	—	—	(5,000,000)	—	—
Tensys Medical, Inc., Series D Preferred	1,187,500	—	—	—	—	(1,425,000)	—	—
Tensys Medical, Inc., Series E Preferred	318,845	—	—	(382,623)	—	—	—	—
Total Non-Controlled Affiliates		$9,196,937	$1,137,813	$(382,623)	$—	$(21,818,988)		$10,334,750
Total Non-Controlled and Controlled Affiliates		$9,196,937	$1,137,813	$(382,623)	$—	$(21,827,037)		$10,334,750

*	Investment was liquidated in a prior year but had an adjustment to an escrow release.

Name of Investment	Shares/Principal Amount Held at October 31, 2007	October 31, 2007 Fair Value	Purchases/ Conversion Acquisition	For the Year Ended October 31, 2008
				Sales Proceeds/ Conversion	Interest Received	Realized Gain/(Loss)	Shares/Principal Amount Held at October 31, 2008	October 31, 2008 Fair Value (Note 2)
Controlled Affiliates
Pilot Software Inc., Escrow	—	$—	$—	$2,079,801	$76,123	$(152,497)	—	$—
Total Controlled Affiliates	—	$—	$—	$2,079,801	$76,123	$(152,497)	—	$—
Non-Controlled Affiliates
Ethertronics, Inc., Series B Preferred	4,433,333	6,650,000	—	—	—	—	4,433,333	6,650,000
Ethertronics, Inc., Series C Warrants	271,247	—	—	—	—	—	271,247	—
Ethertronics, Inc., Series C Preferred	1,697,957	2,546,937	—	—	—	—	1,697,957	2,546,937
LogicLibrary, Inc., Series A Preferred	8,751,782	4,001,492	(4,087,685)	—	1,758	—	—	—
LogicLibrary, Inc., Series A-1 Preferred	3,080,464	1,408,450	(1,408,450)	—	—	—	—	—
MIDAS Vision Systems, Inc., Series A-1 Preferred	933,593	—	—	—	—	(1,054,960)	—	—
MIDAS Vision Systems, Inc., Common Stock	157,396	—	—	—	—	(4,000,000)	—	—
NanoOpto Corp., Bridge Note	237,321	160,000	—	93,384	—	(143,937)	—	—
OpVista, Inc., Series AA Preferred	5,683,906	6,236,892	(6,236,892)	—	—	—	—	—
OpVista, Inc., Common Stock	1,079,541	1,184,567	7,411,767	—	—	—	10,615,593	—
OpVista, Inc., Series BB Convertible Preferred	433,400	491,800	(491,800)	—	—	—	—	—
OpVista, Inc., Bridge Note	675,989	1,351,978	(683,075)	—	7,760	—	—	—
OpVista, Inc., Series CC Warrants	675,313	—	—	—	—	—	675,313	—
Silverback Systems, Inc., Escrow	—	—	—	217,763	—	(39,084)	—	—
Tensys Medical, Inc., Series C Preferred	4,166,667	534,026	—	—	—	—	4,166,667	—
Tensys Medical, Inc., Series D Preferred	1,187,500	152,197	—	—	—	—	1,187,500	—
Tensys Medical, Inc., Series E Preferred	96,629	347,865	266,669	—	3,792	—	318,845	—
Total Non-Controlled Affiliates		$25,066,204	$(5,229,466)	$311,147	$13,310	$(5,237,981)		$9,196,937
Total Non-Controlled and Controlled Affiliates		$25,066,204	$(5,229,466)	$2,390,948	$89,433	$(5,390,478)		$9,196,937

Note 7 — Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Many of the Private Investment Funds partnership agreements contain provisions that allow them to recycle or recall distributions made to the Company. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable.

Note 8 — Concentration Risk

The Company invests in Private Investment Funds and Private Companies. This portfolio strategy presents a high degree of business and financial risk due to the nature of the Private Companies and the underlying companies in which the Private Investment Funds invest, which many include entities with little operating history, minimal capitalization, or operations in new or developing industries.

Note 9 — Liquidity Risk

The Company focuses its investments in the securities of privately-held venture capital companies, and to a lesser extent in venture capital, buyout and other private equity funds managed by third parties. The Company may offer managerial assistance to certain of such privately-held venture capital companies. The Company invests its available cash in short-term investments of marketable securities pending follow-on investments in portfolio companies and distribution to investors.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

Note 10 — Disclosure regarding Private Investment Funds over 5% of Net Assets

Advanced Technology Ventures VII, L.P. represents 5.54% of the Company’s net assets at October 31, 2009. The investment objective of Advanced Technology Ventures VII, L.P. is to invest in multistage information technology, communications and life sciences companies in order to achieve capital appreciation. Advanced Technology Ventures VII, L.P. does not provide liquidity to its partners in the form of redemptions and explicitly states that no partner can withdraw its capital or profits. Liquidity is provided at the general partner’s discretion in the form of distributions in either cash or marketable securities. Additionally, the general partner of Advanced Technology Ventures VII, L.P. may approve transfers at its sole discretion.

Burrill Life Sciences Capital Fund, L.P. represents 5.07% of the Company’s net assets at October 31, 2009. The investment objective of Burrill Life Sciences Capital Fund, L.P. is to invest primarily in innovative, early-stage life science venture opportunities in order to achieve capital appreciation. Burrill Life Sciences Capital Fund, L.P. does not provide liquidity to its partners in the form of redemptions and explicitly states that no partner can withdraw its capital or profits. Liquidity is provided at the general partner’s discretion in the form of distributions in either cash or marketable securities. Additionally, the general partner of Burrill Life Sciences Capital Fund, L.P. may approve transfers at its sole discretion.

CMEA Ventures VI, L.P. represents 8.19% of the Company’s net assets at October 31, 2009. The investment objective of CMEA Ventures VI, L.P. is to invest in and assist new and emerging growth-oriented business that are involved in the areas of life science technology, human healthcare and high technology companies in order to achieve net rates of return on invested capital in the top quartile of venture capital funds of the same vintage year. CMEA Ventures VI, L.P. does not provide liquidity to its partners in the form of redemptions and explicitly states that no partner can withdraw its capital or profits. Liquidity is provided at the general partner’s discretion in the form of distributions in either cash or marketable securities. Additionally, the general partner of CMEA Ventures VI, L.P. may approve transfers at its sole discretion.

Sevin Rosen Fund IX, L.P. represents 5.21% of the Company’s net assets at October 31, 2009. The investment objective of Sevin Rosen Fund IX, L.P. is to develop, negotiate and acquire equity positions primarily in early stage start-up and emerging companies in the technology area in order to achieve net rates of return on invested capital. Sevin Rosen Fund IX, L.P. does not provide liquidity to its partners in the form of redemptions and explicitly states that no partner can withdraw its capital or profits. Liquidity is provided at the general partner’s discretion in the form of distributions in either cash or marketable securities. Additionally, the general partner of Sevin Rosen Fund IX, L.P. may approve transfers at its sole discretion.

Note 11 — Subsequent Events

The Company has evaluated all events subsequent to the balance sheet date of October 31, 2009, through December 28, 2009, which is the date these financial statements were available to be issued. For the period November 1, 2009 to December 28, 2009, the Company has noted the following:

A special meeting of Members (the “Meeting”) was held on December 12, 2009 for the following purposes: (i) to authorize the Board of Managers to withdraw the Company’s election to be treated as BDC (the “BDC Election”) under the Investment Company Act and to continue the Company’s operations as a closed-end management investment company registered under the Investment Company Act (“Proposal 1”); and (ii) to approve an amendment to the Company’s Limited

Liability Company Operating Agreement in order to eliminate the incentive carried interest payment and to make such other changes as the officers of the Company, upon consultation with counsel, deem necessary to reflect the withdrawal of the BDC Election, provided that the withdrawal of the Company’s BDC Election is approved by the Members of the Company (“Proposal 2” and together with Proposal 1, the “Proposals”).

The proposal was approved on December 10, 2009 by the Members holding a requisite number of votes. The contemplated transactions are expected to take place on or about December 31, 2009.

Supplemental Information (Unaudited)

Mr. Gene M. Bernstein, a member of the Board of Managers, resigned from the Board on September 24, 2009.

Managers and Officers

Set forth below are names, ages, positions and certain other information concerning the current managers and certain officers of the Company as of October 31, 2009.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager*
Disinterested Managers
Mr. Victor F. Imbimbo, Jr. Bank of America 114 West 47th Street New York, NY 10036 (Born 1952)	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Imbimbo is the President and CEO of Caring Today, LLC., the publisher of Caring Today Magazine, the leading information resource within the family caregivers market. Prior to this, Mr. Imbimbo, was Executive Vice President of TBWA–ew York and President for North America with TBWA/WorldHealth, a division of TBWA Worldwide where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a manager of Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC. Mr. Imbimbo is a Board member for Vertical Branding, Inc, a public company specializing in direct response branding and marketing.	7
Mr. Stephen V. Murphy Bank of America 114 West 47th Street New York, NY 10036 (Born 1945)	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Murphy is President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC. He also serves on the board of directors of The First of Long Island Corporation, The First National Bank of Long Island and Bowne & Co., Inc.	7
Mr. John C. Hover II Bank of America 114 West 47th Street New York, NY 10036 (Born 1943)	Manager and Chairman of the Board and Member of the Audit and Valuation Committees	Since Company inception. Serves on Audit and Valuation Committees since July 1, 2007	Mr. Hover was an Executive Vice President of U.S. Trust Company (retired since 1998). Mr. Hover serves as chairman of the board of managers of Excelsior Venture Investors III, LLC. He also serves on the board of directors of Tweedy, Browne Fund, Inc.	7

*	The “Fund Complex” consists of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC, Excelsior Directional Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC and Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC.

Officers

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
James D. Bowden Bank of America Capital Advisors, LLC 100 Federal Street Boston, MA 02110 (Born 1953)	Chief Executive Officer and President	Since July 2008	Managing Director and Senior Vice President, Bank of America Capital Advisors, LLC (since 1998).
Steve L. Suss Bank of America Capital Advisors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Since April 2007	Managing Director, Alternative Investment Solutions, Bank of America (7/07 to present); Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06); Vice President and Chief Financial Officer, Westway Capital LLC (9/97 to 1/02).
Mathew J. Ahern Bank of America Capital Advisors, LLC 100 Federal Street Boston, MA 02110 (Born 1967)	Senior Vice President	Since June 2008	Senior Vice President and Director, Alternative Investment Asset Management, Bank of America (12/02 to present).
Marina Belaya Bank of America Capital Advisors, LLC 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Since April 2007	Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).
Robert M. Zakem Bank of America Capital Advisors LLC 2 World Financial Center New York, NY 10281 (Born 1958)	Chief Compliance Officer	Since June 2009	GWIM Risk and Compliance Senior Executive, Bank of America Corp. (3/09 to present); Managing Director, Business Risk Management, Merrill Lynch & Co., Inc. (8/06 to 2/09); Executive Director, Head of Fund Services - US, UBS Financial Services, Inc. (12/04 to 07/06); Senior Vice President and General Counsel, AIG SunAmerica Asset Management Corp. (04/93 to 12/04).

All officers of the Company are employees and/or officers of the Investment Adviser.

Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Stephen Murphy is the audit committee financial expert and is "independent," pursuant to the general instructions on Form N-CSR Item 3.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registered public accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,500 for 2009 and $60,500 for 2008.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the registered public accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2008.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the registered public accountant for tax compliance, tax advice, and tax planning are $52,118 for 2009 and $0 for 2008. Services provided were for review of federal and state tax returns of the registrant and schedules K-1 of the registrant’s investors.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the registered public accountant, other than the services reported in paragraphs (a) through (c) of this Item are $35,000 for 2009 and $0 for 2008. Services provided were for preparation of a memo regarding tax considerations with respect to the proposed liquidation of the registrant.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (the “Committee”) has oversight responsibility for determining the qualification and independence of the registrant’s independent auditors, as well as the pre-approval policies and procedures. In discharging its responsibilities in this area, the Committee:

•	evaluates the independence of the registrant’s independent auditors and receives theauditors’ specific representations as to their independence;

•
to the extent required by applicable law, pre-approves: (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant;

•
reviews reports prepared by the registrant’s independent auditors detailing the fees paid to the registrant’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission (“SEC”); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

•
ensures that the registrant’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’  internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the registrant, including each non-audit service provided to the registrant and the matters set forth in Independence Standards Board No. 1;

•
receives and reviews periodic written reports or updates from the registrant’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the registrant’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the registrant; and (iv) all non-audit services provided to any entity in the registrant’s investment complex that were not pre-approved by the Committee;

•	reviews and evaluates the qualifications, performance and independence of the lead partner of the registrant’s independent auditors;

•
requires the registrant’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the registrant to provide any services other than audit, review or attest services.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) Not applicable

(d) Not applicable

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $50,480 for 2009 and $3.5 million for 2008.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are set forth within.

ALTERNATIVE INVESTMENT SOLUTIONS – REGISTERED FUNDS

I. AIS FUND POLICY:  PROXY VOTING

Overview and Statement

Registered investment companies are required to: (i) provide disclosure about how they vote proxies relating to portfolio securities they hold; (ii) make an annual filing with the SEC; and (iii) make available to shareholders the specific proxy votes that they cast in shareholder meetings of issuers of portfolio securities. An SEC-registered investment advisor that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best interests of clients.  An advisor’s policies and procedures must address how the advisor resolves material conflicts of interest between its interests (and interests of any of its affiliates) and those of its clients.  An investment advisor must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.

Policy

In order to comply with the aforementioned regulatory requirements, the Board has delegated authority to the Fund’s Adviser, as appropriate, and has adopted the Proxy Voting Policy of its Adviser or Sub-adviser, as applicable, which may include policies or procedures for waiving voting rights.  In addition, the Board of Excelsior Absolute Return Fund of Funds Master Fund, LLC has adopted a Waiving of Voting Rights Procedures. (see Appendix A  – AIGGIC voting waiver procedures).

Each Fund reserves the right to retract such delegation at any time with respect to a particular proxy voting matter or matters.

With respect to a feeder fund in a master-feeder structure, the following applies:

If requested to vote on matters pertaining to the master fund, a feeder fund will either seek instructions from its investors with regard to the voting of all proxies with respect to the master fund's securities and vote such proxies only in accordance with such instructions, or vote the interests held by it in the same proportion as the vote of all other holders of the master fund's securities; provided that the feeder fund will not be obligated to take such action if and to the extent the feeder fund obtains an exemption from Section 12(d)(1)(E)(iii)(aa) of the 1940 Act.

Reporting Requirements

Board Reporting:

1.	No standard Board reporting is required related to this policy.

Annual Review:

2.	The Board will assess this Policy on an annual basis; and

3.
The Fund CCO and/or his or her designee, in coordination with Compliance Risk Management, will review this policy on at least an annual basis, and more frequently as needed based on business/regulatory requirements.

Coordination with Overview and Implementation Statement

This policy and procedures statement should be read and interpreted in conjunction with the Alternative Investment Solutions Overview and Implementation of Compliance Program Policy.

Appendix A

II. Voting Waiver Procedures -- Excelsior Absolute Return Fund of Funds Master Fund, LLC

1.           Absent special circumstances leading to a contrary conclusion, hedge fund interests held by Excelsior Absolute Return Fund of Funds Master Fund, LLC ("Excelsior") and other AIG Global Investment Corp. (“AIGGIC”) affiliated and unaffiliated clients (together with Excelsior, "AIGGIC Related Accounts") for which AIGGIC has waived voting rights should not be deemed "voting securities" as defined in Section 2(a)(42) of the Investment Company Act.

2.           No affiliation issue is necessarily triggered when Excelsior owns non-voting interests in a particular hedge fund and such ownership, together with ownership of interests (including non-voting and voting interests) in that hedge fund by other AIGGIC Related Accounts, hits either 5% or 25% of the outstanding interests in the hedge fund.

3.           Although there are strong arguments against a hedge fund being deemed an "affiliated person" (as defined by Section 2(a)(3) of the Investment Company Act) of Excelsior (or an "affiliated person" of such a person), and against a hedge fund being deemed to be "controlled" (as defined by Section 2(a)(9) of the Investment Company Act) by AIGGIC, when voting rights as to hedge fund interests held by Excelsior and other AIGGIC Related Accounts have been waived, special circumstances may support a contrary conclusion in particular situations.  As a result, whenever AIGGIC intends either (a) to make a purchase of interests in a hedge fund for Excelsior or (b) to make a purchase of interests in a hedge fund for any other AIGGIC Related Account in which Excelsior then holds an interest, and in addition, Excelsior and other AIGGIC Related Accounts own or as a result of the purchase will own, in the aggregate (such ownership by Excelsior and other AIGGIC Related Accounts, "Aggregate AIGGIC Holdings"), more than 25% of the outstanding interests (including all voting and non-voting interests) in such hedge fund (or will increase Aggregate AIGGIC Holdings of voting and non-voting interests in a hedge fund in which Aggregate AIGGIC Holdings of such interests then already exceed 25% of the outstanding interests), AIGGIC will review (a “Control Analysis Review”) all of the relevant facts and circumstances and make the investment only if, in light of those facts and circumstances, AIGGIC concludes that the hedge fund should not be deemed an "affiliated person" of Excelsior (or an "affiliated person" of such a person), as defined by Section 2(a)(3) of the 1940 Act.  A similar review (also, a “Control Analysis Review”) and related determination will be made where: (a) Aggregate AIGGIC Holdings will exceed 25% of the outstanding interests in a hedge fund as a result of a full or partial withdrawals of capital by other investors in such hedge fund; or (b) Aggregate AIGGIC Holdings exceed 25% of the outstanding interests in a hedge fund and will increase as a result of full or partial withdrawals of capital by other investors in such hedge fund.  AIGGIC will document the basis of each such review and determination that AIGGIC makes.

4.           AIGGIC will provide US Trust with copies of all Control Analysis Reviews on a quarterly basis.

5.           AIGGIC will not invest in a hedge fund, and will seek to effect a withdrawal of Excelsior's investment in a hedge fund, where Aggregate AIGGIC Holdings in such hedge fund will exceed (or have exceeded, either as a result of investments made by other AIGGIC Related Accounts or withdrawals effected by other investors) 50% or more of the outstanding interests in such hedge fund.

6.           AIGGIC will provide US Trust with such information as US Trust may reasonably request regarding compliance with the provisions of these Voting Waiver Procedures (including documentation supporting the determinations made by AIGGIC) so as to enable US Trust to monitor such compliance.  AIGGIC shall endeavor to provide such information (including, if requested, copies of any Control Analysis review) within two business days of the request.  If such information cannot be provided within two business days, AIGGIC shall notify US Trust and AIGGIC and US Trust shall agree to a reasonable time frame for the delivery of such information.

7.           AIGGIC agrees that it will comply with any instructions given by US Trust to refrain from purchasing interests (including making additional investments), on behalf of Excelsior, in any hedge fund or to redeem interests, on behalf of Excelsior, in any hedge fund.  If US Trust directs AIGGIC to refrain from making a particular investment, on behalf of Excelsior, or to effect a redemption, on behalf of Excelsior, U.S. Trust understands that Excelsior’s performance may be adversely affected.

8.           AIGGIC recognizes that, under banking regulations applicable to US Trust, aggregate holdings by US Trust, its affiliates and funds advised by US Trust (including Excelsior) of the combined voting and non-voting interests in any hedge fund may not equal or exceed 25% of the outstanding interests in any hedge fund.  AIGGIC agrees that: (i) AGGIC will not invest in any hedge fund such that Excelsior’s holdings equals or exceeds 25% of the outstanding interests in such hedge fund; (ii) if Excelsior’s interest in a hedge fund equals or exceeds 25% of the outstanding interests in such hedge fund (for example, as a result of withdrawals effected by other investors), AIGGIC will seek to effect a withdrawal of Excelsior's investment in such hedge fund necessary to ensure that Excelsior shall not hold in excess of 24.99% of the outstanding interests of such hedge fund; and (iii) AIGGIC will provide US Trust with information regarding the investment holdings of Excelsior to assist US Trust in complying with this requirement.

9.           Various investment restrictions set forth in the Confidential Memorandum of Excelsior, which are not discussed herein, govern the permissible investments and investment activities of Excelsior.  AIGGIC will manage the investment portfolio of Excelsior consistent with such restrictions.

10.           In conducting Control Analysis Reviews and interpreting these Voting Waiver Procedures, the term “hedge fund” shall refer to the issuer in which an investment is made; provided, however, that for purposes of making determinations required by Section 3, AIGGIC: (a) may take into its considerations Aggregate AIGGIC holdings in a master fund in which a feeder fund in which Excelsior has invested or will invest (a "Master/Feeder Situation"); and (b) shall be required in a Master/Feeder Situation to conclude that neither the applicable master fund nor feeder fund is an "affiliated person" of Excelsior (or an "affiliated person" of such a person).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Since November 14, 2008, Mr. Matthew J. Ahern has served as the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the registrant’s portfolio, subject to such policies as may be adopted by the Board of Managers.

Matthew J. Ahern, Director and Senior Vice President of Bank of America Capital Advisors LLC. Mr. Ahern joined Bank of America Capital Advisors LLC (the “Investment Adviser”) in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Funds group, which he joined in 2002.  His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous Investment Adviser relationships for the benefit of third party investors.  Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding, the Investment Adviser’s current and prospective underlying funds and direct investments. In addition, he serves on the BACA Investment Committee.  Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee.  Prior to launching that firm, he spent a year as a Financial Analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group.  Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

(a)(2)  Other  Accounts  Managed by Portfolio  Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member as of October 31, 2009:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
Matthew Ahern	Registered Investment Companies:	2	$163.3	2	$163.3
Matthew Ahern	Other Pooled Investment Vehicles:	24	$2,208.6	18	$1,850.7
Matthew Ahern	Other Accounts:	1	$13.1	0	$0

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise should Mr. Ahern have day-to-day portfolio management responsibilities with respect to more than one fund. Mr. Ahern may manage other accounts with investment strategies similar to the registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Mr. Ahern may personally invest in these accounts. These factors could create conflicts of interest if Mr. Ahern were to have incentives to favor certain accounts over others, resulting in other accounts outperforming the registrant.  These risks are largely mitigated in the case of the registrant, however, since its investment program, which is conducted through the portfolio activities of Excelsior Venture Partners III LLC, has largely been completed, subject only to follow on investments which may be made in certain existing portfolio companies.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members – As of October 31, 2009.

Mr. Ahern’s compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the performance of, or value of assets, of the registrant or any other fund managed by the Investment Adviser. The amount of salary and bonus paid to Mr. Ahern is based on a variety of factors, including, without limitation, the financial performance of the Investment Adviser, execution of managerial responsibilities, client interactions, support and general teamwork.

(a)(4) Ownership of Fund Securities

As of October 31, 2009, Mr. Ahern does not own any interest in the registrant.

(b)     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last submitted a response to this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2is attached hereto as EX-99.CODE ETH.

(a)(2)
Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)
Certifications for the registrant’s principal executive officer and principal financial officer, asrequired by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under theInvestment Company Act of 1940, are attached as Exhibit 99.906. CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Excelsior Venture Investors III, LLC

By (Signature and Title)* /s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date January 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date  January 11, 2010

By (Signature and Title)* /s/ Steven L. Suss
Steven L. Suss, Treasurer and Chief Financial Officer

Date January 11, 2010

* Print the name and title of each signing officer under his or her signature.